UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-23818

NC SLF INC.
(Exact name of registrant as specified in charter)

430 Park Avenue, 14th Floor
New York, NY
(Address of Principal Executive Offices)
John D. McCally, Esq.
General Counsel
Churchill Asset Management LLC
8500 Andrew Carnegie Blvd
Charlotte, NC 28262
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 478-9200
Date of fiscal year end: December 31
Date of reporting period: December 31, 2022

Item 1. Reports to Shareholders.

The annual report to shareholders for the year ended December 31, 2022 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

NC SLF Inc.

Annual Report

December 31, 2022

i

NC SLF INC.
Letter to Shareholders and Management’s Discussion of Company Performance
February 23, 2023

Dear Shareholders:
Company Overview
We are pleased to submit to you the report of NC SLF Inc. (“we”, “us”, “our” or the “Company”) for the fiscal year ended December 31, 2022. The net asset value (“NAV”) of our shares at that date was $9.61 per share. The total return based on NAV for the fiscal year ended December 31, 2022, as reflected in the Company’s financial highlights, was 1.65%. Please refer to “Note 8. Financial Highlights” for further details.
Investment Review
Our investment objective is to generate current income and capital appreciation primarily by investing in or originating first lien and unitranche leveraged loans made to private equity-owned U.S. middle-market companies that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. We expect to make investments through both primary originations and open-market secondary purchases. We will predominantly target investments in U.S. middle market businesses. We define middle market businesses as those businesses with annual earnings before interest, taxes, depreciation, and amortization of approximately $10 million to $200 million. We will focus on making loans that we directly originate to U.S. middle market companies that are meeting their financial and operational obligations, with a portfolio expected to comprise primarily of first-lien senior secured debt and unitranche loans.
Portfolio Review
As of December 31, 2022, we had investments in 36 portfolio companies across 21 industries. Based on fair value as of December 31, 2022, 100.0% of our portfolio was invested in debt bearing a floating interest rate. As of December 31, 2022, our weighted average total yield of investments in debt securities at fair value was 10.48%. The weighted average yield was computed using the effective interest rates as of December 31, 2022, including accretion of original issue discount, but excluding investments on non-accrual status, if any.
For the year ended December 31, 2022, net investment income was approximately $13.3 million, or $0.72 per weighted average common share.
For the year ended December 31, 20222, we recorded a net increase in net assets resulting from operations of approximately $3.4 million, or $0.18 per weighted average common share (inclusive of realized and unrealized gains and losses).

For the year ended December 31, 2022, we made additional investments of approximately $209.5 million, and received approximately $6.0 million from repayments of our investments.

Capital Markets Overview
Churchill announced a record year of investment activity for 2022. Churchill’s overall platform closed and/or committed to $11.0 billion in over 375 transactions. We continue to believe we are in one of the most attractive direct lending investment environments we have seen in recent history, in large part due to the confluence of recession fears, uncertainty and rising interest rates.
While 2022 was another record year for Churchill, the market environment was different than 2021. Sponsored middle market direct issuance of $24.8 billion in Q4 2022 was down from $31.9 billion in Q3 2022 and $55.3 billion year-over-year.1 Full year 2022 volume of $109.4 billion was below 2021 volume by 16%. While volumes were down from prior year levels, direct lending has taken meaningful market share gains from the broadly syndicated market which was essentially shut down during the second half of 2022. During Q4 2022, 8.2x more LBO volume was completed in the direct lending market compared to the syndicated market, and 4.1x more over the entire year1.

We believe that private debt continues to be an extremely attractive sector to invest in, particularly on a risk-adjusted basis. Leverage has tightened by 0.5-1.0x, pricing has widened by up to 100 bps, and the private market experienced less volatility relative to the public markets, which declined 20-30%. Sponsors have increasingly turned to the private market to fund transactions, albeit with somewhat of a different construct than last year, including lower delayed draw term loans as a percentage of the capital structure, reduced hold sizes from many lenders, and in many cases larger equity checks to fill in the gaps.

There are various macroeconomic factors affecting middle market companies. EBITDA growth in middle market companies has been lower, on average, driven by margin contraction, primarily due to inflationary pressures. Rising interest rates and inflationary pressures also have put pressure on certain companies’ abilities to service debt.2

We believe the outlook for 2023 remains relatively positive with many taking a “wait and see” approach given the uncertain economic outlook. It remains to be seen how active the M&A market will be because of the gap between buyer and seller expectations. However, lenders of scale are benefiting from increased portfolio activity including incremental financing opportunities for portfolio company add-on acquisitions. Direct lenders who maintain a significant amount of capital to deploy will continue to capitalize on this dynamic environment.

Sincerely,
Kenneth Kencel
President and Chief Executive Officer

This letter is intended to assist shareholders in understanding the Company’s performance during the fiscal year ended December 31, 2022. The views and opinions in this letter were current as of February 23, 2023. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this shareholder letter or any other report we file with the Securities and Exchange Commission (the “SEC”).

_____________________________________________________________________________________________
1 Source: Refinitiv LPC’s 4Q22 Sponsored Middle Market Private Deals Analysis (January 2023).
2 Source: Lincoln International Selected Valuation Guidelines Quarter Ended December 31, 2022.

Important Information

This report is transmitted to the shareholders of the Company and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus.

An investment in the Company is not appropriate for all investors. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their NAV, which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2022. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this Annual Report and may be lower or higher than the performance data shown herein.

About NC SLF Inc.

    NC SLF Inc. is a registered closed-end management investment company. Its investment objective is to generate current income and capital appreciation primarily by investing in or originating first lien and unitranche leveraged loans made to private equity-owned U.S. middle-market companies that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts.

Forward-Looking Statements

This report contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation:

•our future operating results;
•our business prospects and the prospects of our portfolio companies;
•the dependence of our future success on the general economy and its impact on the industries in which we invest;
•the impact of a protracted decline in the liquidity of credit markets on our business;
•the impact of increased competition;
•an economic downturn and its impact on the ability of our portfolio companies to operate and the investment opportunities available to us;
•the impact of interest rate volatility, including the decommissioning of LIBOR and rising interest rates, on our business and our portfolio companies;

•the impact of supply chain constraints and labor difficulties on our portfolio companies and the global economy;
•the elevated level of inflation, and its impact on our portfolio companies and on the industries in which we invest;
•the impact of geopolitical conditions, including the ongoing conflict between Ukraine and Russia and U.S. and China relations, and its impact on financial market volatility, global economic markets, and various sectors, industries and markets for commodities globally, such as oil and natural gas;
•our contractual arrangements and relationships with third parties;
•the valuation of our investments in portfolio companies, particularly those having no liquid trading market;
•actual and potential conflicts of interest with Churchill Asset Management LLC, our investment adviser (“Churchill” or the “Investment Adviser”) and/or its affiliates;
•the ability of our portfolio companies to achieve their objectives;
•the use of borrowed money to finance a portion of our investments;
•the adequacy of our cash resources and working capital;
•the timing of cash flows, if any, from the operations of our portfolio companies;
•the ability of the Investment Adviser to locate suitable investments for us and to monitor and administer our investments;
•the ability of the Investment Adviser to retain highly talented professionals;
•our ability to qualify and maintain our qualification as a regulated investment company (a “RIC”); and
•the impact of future legislation and regulation on our business and our portfolio companies.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this report should not be regarded as a representation by us that our plans and objectives will be achieved. These forward-looking statements apply only as of the date of this report. We do not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

Strategy and Performance Overview
This graph compares the return on our common stock from April 16, 2021 (the inception date) to December 31, 2022 with that of Credit Suisse Leveraged Loan Index. Prior to its registration as a closed-end fund under the 1940 Act on August 12, 2022, the Company operated as a business development company (“BDC”) from June 2, 2021 until August 12, 2022, whereupon it withdrew its election to be regulated as a BDC pursuant to Section 54(c) of the 1940 Act. The graph assumes that, on April 16, 2021, a person invested $10,000 in our common stock and the Credit Suisse Leveraged Loan Index.
The graph measures total stockholder return, which takes into account changes in NAV and distributions. Distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s distribution reinvestment plan (as applicable). Returns do not reflect the deduction of taxes that a shareholder would pay on Company distributions. Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

COMPARISON OF INCEPTION TO DATE CUMULATIVE TOTAL RETURN*
Among NC SLF Inc. and the Credit Suisse Leveraged Loan Index

$12,000
$10,500
$9,000
$7,500
$6,000
4/21
12/21
12/22
Credit Suisse Leveraged Loan Index
NC SLF Inc.

*$10,000 invested on April 16, 2021 (the inception date) in stock or index, including reinvestment of dividends through December 31, 2022

Returns	1 Year	Since Inception (April 16, 2021)
NAV (1)	1.65%	1.95%
Credit Suisse Leveraged Loan Index	(1.06)%	1.82%
(1) Return is calculated as the change in NAV per share during the period, plus distributions per share, if any, divided by the beginning NAV per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the quarter end NAV per share preceding the distribution.

Portfolio Composition
As of December 31, 2022 , our investments consisted of the following (dollar amounts in thousands):

	December 31, 2022
	Amortized Cost	Fair Value	% of Fair Value
First-Lien Term Loans	$320,005	$310,256	100.0%
Total	$320,005	$310,256	100.0%
Largest portfolio company investment	$19,312	$19,266	6.21%
Average portfolio company investment	$8,889	$8,618	2.78%

The industry composition of our portfolio as a percentage of fair value as of December 31, 2022 was as follows:

Industry	December 31, 2022
Air Freight & Logistics	4.73%
Auto Components	4.12%
Automobiles	2.69%
Chemicals	4.45%
Commercial Services & Supplies	7.80%
Construction Materials	3.57%
Containers & Packaging	8.67%
Diversified Consumer Services	6.79%
Gas Utilities	3.07%
Health Care Providers & Services	21.03%
Household Durables	5.22%
Industrial Conglomerates	1.80%
Insurance	1.10%
Internet and Direct Marketing Retain	2.36%
IT Services	3.39%
Leisure Products	2.40%
Machinery	1.35%
Pharmaceuticals	1.07%
Professional Services	6.78%
Software	4.86%
Transportation Infrastructure	2.75%
Total	100.00%

The weighted average yield of our portfolio as of December 31, 2022 was as follows:

December 31, 2022
Weighted average yield on debt and income producing investments, at cost	10.16%
Weighted average yield on debt and income producing investments, at fair value	10.48%
Percentage of debt investments bearing a floating rate	100.00%
Percentage of debt investments bearing a fixed rate	—%
The weighted average yield of our debt and income producing securities is not the same as a return on investment for our shareholders, but rather relates to our investment portfolio and is calculated before deduction of all of our fees and expenses. The weighted average yield was computed using the effective interest rates as of the reporting date, including accretion of original issue discount, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.
Asset Quality
In addition to various risk management and monitoring tools, we use the Investment Adviser’s investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. Each investment team intends to utilize a systematic, consistent approach to credit evaluation, with a particular focus on an acceptable level of debt repayment and deleveraging under a “base case” set of projections (the “Base Case”), which reflects a more conservative estimate than the set of projections provided by a prospective portfolio company, which the Investment Adviser refers to as the “Management Case.” The following is a description of the conditions associated with each investment rating:
1.Performing - Superior: Borrower is performing significantly above Management Case.
2.Performing - High: Borrower is performing at or near the Management Case (i.e., in a range slightly below to slightly above).
3.Performing - Low Risk: Borrower is operating well ahead of the Base Case to slightly below the Management Case.
4.Performing - Stable Risk: Borrower is operating at or near the Base Case (i.e., in a range slightly below to slightly above). This is the initial rating assigned to all new borrowers.
5.Performing - Management Notice: Borrower is operating below the Base Case. Adverse trends in business conditions and/or industry outlook are viewed as temporary. There is no immediate risk of payment default and only a low to moderate risk of covenant default.
6.Watch List - Low Maintenance: Borrower is operating below the Base Case, with declining margin of protection. Adverse trends in business conditions and/or industry outlook are viewed as probably lasting for more than a year. Payment default is still considered unlikely, but there is a moderate to high risk of covenant default.
7.Watch List - Medium Maintenance: Borrower is operating well below the Base Case, but has adequate liquidity. Adverse trends are more pronounced than in Internal Risk Rating 6 above. There is a high risk of covenant default, or it may have already occurred. Payments are current, although subject to greater uncertainty, and there is a moderate to high risk of payment default.

8.Watch List - High Maintenance: Borrower is operating well below the Base Case. Liquidity may be strained. Covenant default is imminent or may have occurred. Payments are current, but there is a high risk of payment default. Negotiations to restructure or refinance debt on normal terms may have begun. Further significant deterioration appears unlikely and no loss of principal is currently anticipated.
9.Watch List - Possible Loss: At the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Liquidity is strained. Payment default may have occurred or is very likely in the short term unless creditors grant some relief. Loss of principal is possible.
10.Watch List - Probable Loss: At the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment default is very likely or may have already occurred. Liquidity is extremely limited. The prospects for improvement in the borrower’s situation are sufficiently negative that loss of some or all principal is probable.
The Investment Adviser regularly monitors and, when appropriate, changes the investment rating assigned to each investment in our portfolio. Each investment team will review the investment ratings in connection with monthly or quarterly portfolio reviews. Based on a generally uncertain economic outlook in the United States (which includes a possible recession), we have increased oversight and analysis of credits in any vulnerable industries in an attempt to improve loan performance and reduce credit risk.
The following table shows the investment ratings of the investments in our portfolio (dollar amounts in thousands):

	December 31, 2022
	Fair Value	% of Portfolio	Number of Portfolio Companies
1	$—	—%	—
2	—	—%	—
3	7,319	2.36%	1
4	277,137	89.33%	32
5	15,453	4.98%	2
6	10,347	3.33%	1
7	—	—%	—
8	—	—%	—
9	—	—%	—
10	—	—%	—
Total	$310,256	100.00%	36
As of December 31, 2022, the weighted average Internal Risk Rating of our investment portfolio was 4.1

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2022
(dollars in thousands)

Investment	Maturity	Fair Value	% of Net Assets
Phaidon International	8/22/2029	$19,266	6.42%
Sandlot Buyer, LLC (Prime Time Healthcare)	9/19/2028	$19,178	6.39%
Kenco Group, Inc.	11/15/2029	$14,727	4.91%
Ascensus Specialties	6/30/2028	$13,816	4.60%
Randys Holdings, Inc	11/1/2028	$12,870	4.29%
Excel Fitness	4/27/2029	$11,379	3.79%
LSCS Holdings Inc.	12/16/2028	$10,805	3.60%
Petmate	9/15/2028	$10,347	3.45%
AG Group Holdings, Inc.	12/29/2028	$10,234	3.41%
Spartech	5/8/2028	$9,657	3.22%

NC SLF INC.
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
(dollars in thousands, except share and per share data)

December 31, 2022

Assets
Investments, at fair value (amortized cost of $320,005)	$310,256
Cash and cash equivalents	5,519
Interest receivable	2,223
Receivable for investment sold	180
Total assets	$318,178

Liabilities
Secured borrowings (net of $313 deferred financing cost)	$10,687
Interest Payable	86
Management fees payable (See Note 4)	347
Distributions payable	6,403
Directors' fee payable (See Note 4)	15
Accounts payable and accrued expenses	505
Total liabilities	$18,043

Commitments and contingencies (See Note 6)

Net Assets: (See Note 7)
Common stock, par value $.01 per share, 500,000,000 shares authorized, 31,233,990 shares issued and outstanding as of December 31, 2022	$312
Paid-in-capital in excess of par value	309,678
Total distributable earnings (loss)	(9,855)
Total net assets	$300,135

Total liabilities and net assets	$318,178

Net asset value per share (See Note 8)	$9.61
The accompanying notes are an integral part of these consolidated financial statements.

NC SLF INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(dollars in thousands, except share and per share data)

Year Ended December 31, 2022
Income:
Interest income	$15,577
Other income	584
Total investment income	16,161

Expenses:
Interest and debt financing expenses	1,404
Management fees (See Note 4)	1,633
Professional fees	566
Directors' fees (See Note 4)	59
Administration fees (See Note 4)	331
Other general and administrative expenses	173
Total expenses before management fee waiver	4,166
Management fee waiver (See Note 4)	(1,286)
Total expenses after management fee waiver	2,880
Net investment income (loss)	13,281

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on non-controlled/non-affiliated company investments	78
Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliated company investments	(9,944)
Total net realized and unrealized gain (loss) on investments	(9,866)

Net increase (decrease) in net assets resulting from operations	$3,415

Per share data:
Net investment income (loss) per share	$0.72
Net increase (decrease) in net assets resulting from operations per share	$0.18
Weighted average common shares outstanding	18,489,320

The accompanying notes are an integral part of these consolidated financial statements.

NC SLF INC.
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(dollars in thousands, except share and per share data)

	Year Ended December 31	For the period from April 16, 2021 (Commencement of Operations) through December 31, 2021
	2022	2021
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$13,281	$233
Net realized gain (loss) on investments	78	7
Net change in unrealized appreciation (depreciation) on investments	(9,944)	195
Net increase (decrease) in net assets resulting from operations	3,415	435
Shareholder distributions:
Distributions of investment income (1)	(13,477)	—
Net increase (decrease) in net assets resulting from shareholder distributions	(13,477)	—
Capital share transactions:
Issuance of common shares	250,000	60,000
Net increase (decrease) in net assets resulting from capital share transactions	250,000	60,000
Total increase (decrease) in net assets	239,938	60,435
Net assets, at beginning of period	60,197	(238)
Net assets, at end of period	$300,135	$60,197
________________
(1) For the year ended December 31, 2022, distributions declared from earnings were derived from net investment income.

The accompanying notes are an integral part of these consolidated financial statements.

NC SLF INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
(dollars in thousands, except share and per share data)

Year Ended December 31, 2022
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$3,415

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities
Purchase of investments	(209,467)
Proceeds from principal repayments of investments and sales of investments	6,019
Amortization of premium/accretion of discount, net	(327)
Net realized (gain) loss on investments	(78)
Net change in unrealized (appreciation) depreciation on investments	9,944
Amortization of deferred financing costs	295
Changes in operating assets and liabilities:
Interest receivable	(1,970)
Receivable for investments sold	(179)
Prepaid expenses	69
Payable for investments purchased	(32,056)
Management fees payable	347
Accounts payable and accrued expenses	247
Net cash provided by (used in) operating activities	(223,741)

Cash flows from financing activities:
Proceeds from issuance of common shares	250,000
Shareholder distributions	(7,074)
Proceeds from secured borrowings	190,000
Repayments of secured borrowings	(244,000)
Payments of deferred financing costs	(460)
Net cash provided by (used in) financing activities	188,466

Net increase (decrease) in cash and cash equivalents	(35,275)
Cash and cash equivalents, beginning of period	40,794
Cash and cash equivalents, end of period	$5,519

Supplemental disclosure of cash flow Information:
Cash paid during the period for interest	$1,109
Cash paid during the period for taxes	$10

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(dollars in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount	Amortized Cost	Fair Value	% of Net Assets (5)

Investments
Debt Investments
Air Freight & Logistics
Kenco Group, Inc.	(4)	First Lien Term Loan	S + 5.50%	10.09%	11/15/2029	$15,021	$14,726	$14,727	4.91%
Kenco Group, Inc. (Delayed Draw)	(4) (6)	First Lien Term Loan	S + 5.50%	10.09%	11/15/2029	2,479	(49)	(49)	(0.02)%
Total Air Freight & Logistics							14,677	14,678	4.89%

Auto Components
Randys Holdings, Inc	(4) (7)	First Lien Term Loan	S + 6.50%	11.09%	11/1/2028	13,125	12,866	12,870	4.29%
Randys Holdings, Inc (Delayed Draw)	(4) (6) (7)	First Lien Term Loan	S + 6.50%	11.09%	11/1/2028	4,375	—	(85)	(0.03)%
Total Auto Components							12,866	12,785	4.26%

Automobiles
American Auto Auction Group	(10)	First Lien Term Loan	S + 5.00%	9.59%	12/30/2027	10,627	10,534	8,348	2.78%
Total Automobiles							10,534	8,348	2.78%

Chemicals
Ascensus Specialties	(4) (7)	First Lien Term Loan	L + 4.25%	8.64%	6/30/2028	14,291	14,056	13,816	4.60%
Total Chemicals							14,056	13,816	4.60%

Commercial Services & Supplies
Integrated Power Services	(4)	First Lien Term Loan	L + 4.50%	9.27%	11/22/2028	5,043	5,012	4,922	1.64%
Phaidon International	(4) (8)	First Lien Term Loan	S + 5.50%	9.86%	8/22/2029	19,500	19,312	19,266	6.42%
Total Commercial Services & Supplies							24,324	24,188	8.06%

Construction Materials
Sciens Building Solutions, LLC	(4) (7)	First Lien Term Loan	L + 5.75%	10.52%	12/15/2027	10,120	9,948	9,591	3.20%
Sciens Building Solutions, LLC (Delayed Draw)	(4) (6) (7)	First Lien Term Loan	L + 5.75%	10.52%	12/15/2027	5,311	1,714	1,480	0.49%
Total Construction Materials							11,662	11,071	3.69%

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(dollars in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount	Amortized Cost	Fair Value	% of Net Assets (5)

Containers & Packaging
Five Star Packing	(4)	First Lien Term Loan	S + 4.25%	8.84%	5/5/2029	5,593	5,514	5,493	1.83%
Pelican Products	(4) (7)	First Lien Term Loan	L + 4.25%	9.02%	12/29/2028	7,920	7,849	7,105	2.37%
Resource Label Group	(4) (7)	First Lien Term Loan	L + 4.00%	8.39%	7/7/2028	4,903	4,887	4,629	1.54%
Spartech	(4) (7)	First Lien Term Loan	L + 4.75%	9.52%	5/8/2028	9,925	9,925	9,657	3.22%
Total Containers & Packaging							28,175	26,884	8.96%

Diversified Consumer Services
Apex Services Partners, LLC (Delayed Draw) (Incremental)	(4) (7)	First Lien Term Loan	S + 5.50%	10.09%	7/31/2025	4,875	4,853	4,843	1.61%
Apex Services Partners, LLC (Incremental)	(4) (7)	First Lien Term Loan	S + 5.50%	10.09%	7/31/2025	4,875	4,831	4,843	1.61%
Excel Fitness	(4)	First Lien Term Loan	S + 5.25%	9.84%	4/27/2029	11,970	11,840	11,379	3.80%
Total Diversified Consumer Services							21,524	21,065	7.02%

Gas Utilities
D&H United Fueling Solutions	(4)	First Lien Term Loan	S + 5.25%	9.84%	9/16/2028	7,378	7,236	7,229	2.41%
D&H United Fueling Solutions (Delayed Draw)	(4)	First Lien Term Loan	S + 5.25%	9.84%	9/16/2028	2,348	2,326	2,301	0.77%
Total Gas Utilities							9,562	9,530	3.18%

Health Care Providers & Services
Forefront Dermatology	(4) (7)	First Lien Term Loan	S + 4.25%	8.61%	4/2/2029	3,917	3,843	3,816	1.27%
Forefront Dermatology (Delayed Draw)	(4) (6) (7)	First Lien Term Loan	S + 4.25%	8.61%	4/2/2029	736	654	635	0.21%
Gastro Health	(4)	First Lien Term Loan	L + 4.50%	9.27%	7/3/2028	6,246	6,205	6,049	2.02%
Gastro Health (Delayed Draw)	(4)	First Lien Term Loan	L + 4.50%	9.27%	7/3/2028	2,079	2,065	2,014	0.67%
PromptCare	(4) (7)	First Lien Term Loan	L + 6.00%	10.39%	9/1/2027	9,308	9,175	9,020	3.01%

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(dollars in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount	Amortized Cost	Fair Value	% of Net Assets (5)
PromptCare (Delayed Draw)	(4) (6) (7)	First Lien Term Loan	L + 6.00%	10.39%	9/1/2027	3,398	872	799	0.27%
Sandlot Buyer, LLC (Prime Time Healthcare)	(4)	First Lien Term Loan	S + 6.00%	10.59%	9/19/2028	19,750	19,174	19,178	6.39%
SCP Eye Care Holdco, LLC (DBA EyeSouth Partners)	(4)	First Lien Term Loan	S + 5.75%	10.34%	10/5/2029	7,843	7,676	7,692	2.56%
SCP Eye Care Holdco, LLC (DBA EyeSouth Partners) (Delayed Draw)	(4) (6)	First Lien Term Loan	S + 5.75%	10.34%	10/5/2029	2,546	—	(49)	(0.02%)
Soliant Health	(4)	First Lien Term Loan	L + 4.00%	8.39%	3/31/2028	7,270	7,256	7,319	2.44%
Southern Veterinary Partners	(4) (7)	First Lien Term Loan	S + 5.50%	9.86%	10/5/2027	8,955	8,786	8,775	2.92%
Total Health Care Providers & Services							65,706	65,248	21.74%

Household Durables
All My Sons	(4)	First Lien Term Loan	L + 4.75%	9.14%	10/25/2028	5,915	5,864	5,841	1.95%
Petmate	(4) (7)	First Lien Term Loan	L + 5.50%	10.27%	9/15/2028	12,884	12,773	10,347	3.44%
Total Household Durables							18,637	16,188	5.39%

Industrial Conglomerates
ISG Merger Sub, LLC (dba Industrial Service Group)	(4)	First Lien Term Loan	S + 6.25%	10.61%	12/7/2028	5,767	5,652	5,653	1.88%
ISG Merger Sub, LLC (dba Industrial Service Group) (Delayed Draw)	(4) (6)	First Lien Term Loan	S + 6.25%	10.61%	12/7/2028	2,983	(15)	(59)	(0.02%)
Total Industrial Conglomerates							5,637	5,594	1.86%

Insurance
Patriot Growth Insurance Service (Delayed Draw) (Incremental)	(4) (6) (7)	First Lien Term Loan	L + 5.75%	10.52%	10/14/2028	8,998	562	399	0.13%
Risk Strategies (Delayed Draw)	(4) (7)	First Lien Term Loan	S + 5.50%	10.09%	11/1/2026	2,998	2,998	2,918	0.97%
Risk Strategies (Delayed Draw)	(4) (6) (7)	First Lien Term Loan	S + 5.50%	10.09%	11/1/2026	8,394	252	110	0.04%
Total Insurance							3,812	3,427	1.14%

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(dollars in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount	Amortized Cost	Fair Value	% of Net Assets (5)
Internet and Direct Marketing Retain
Xpressmyself.com LLC (a/k/a SmartSign)	(4)	First Lien Term Loan	S + 5.00%	9.59%	9/7/2028	7,382	7,312	7,312	2.44%
Total Internet and Direct Marketing Retain							7,312	7,312	2.44%

IT Services
Evergreen Services Group	(4) (7)	First Lien Term Loan	S + 6.00%	10.59%	6/15/2029	9,186	9,013	8,967	2.99%
Evergreen Services Group (Delayed Draw)	(4) (6) (7)	First Lien Term Loan	S + 6.00%	10.59%	6/15/2029	2,191	1,568	1,536	0.51%
Total IT Services							10,581	10,503	3.50%

Leisure Products
TouchTunes Interactive	(4)	First Lien Term Loan	S + 5.00%	9.59%	4/2/2029	7,632	7,560	7,454	2.48%
Total Leisure Products							7,560	7,454	2.48%

Machinery
Hyperion	(10)	First Lien Term Loan	L + 4.50%	9.27%	8/28/2028	4,294	4,277	4,181	1.39%
Total Machinery							4,277	4,181	1.39%

Pharmaceuticals
Wellspring Pharmaceutical	(4)	First Lien Term Loan	S + 5.75%	10.53%	8/22/2028	3,413	3,348	3,350	1.12%
Wellspring Pharmaceutical (Delayed Draw)	(4) (6)	First Lien Term Loan	S + 5.75%	10.53%	8/22/2028	1,579	(11)	(29)	(0.01%)
Total Pharmaceuticals							3,337	3,321	1.11%

Professional Services
AG Group Holdings, Inc.	(4)	First Lien Term Loan	S + 4.00%	8.36%	12/29/2028	10,456	10,433	10,234	3.41%
LSCS Holdings Inc.	(10)	First Lien Term Loan	L + 4.50%	8.89%	12/16/2028	11,196	11,146	10,805	3.60%
Total Professional Services							21,579	21,039	7.01%

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(dollars in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount	Amortized Cost	Fair Value	% of Net Assets (5)
Software
BusinesSolver	(4) (7)	First Lien Term Loan	L + 5.50%	10.27%	12/1/2027	8,914	8,838	8,753	2.92%
BusinesSolver (Delayed Draw)	(4) (6) (7)	First Lien Term Loan	L + 5.50%	10.27%	12/1/2027	2,418	197	163	0.05%
Revalize (Delayed Draw)	(4) (7)	First Lien Term Loan	S + 5.75%	10.34%	4/15/2027	1,294	1,284	1,203	0.40%
Revalize (Delayed Draw)	(4) (7)	First Lien Term Loan	S + 5.75%	10.34%	4/15/2027	287	286	267	0.09%
Revalize (Delayed Draw)	(4) (7)	First Lien Term Loan	S + 5.75%	10.34%	4/15/2027	5,037	5,022	4,683	1.56%
Total Software							15,627	15,069	5.02%

Transportation Infrastructure
FSK Pallet Holding Corp. (DBA Kamps Pallets)	(4)	First Lien Term Loan	L + 5.00%	9.77%	12/23/2026	8,728	8,560	8,555	2.85%
Total Transportation Infrastructure							8,560	8,555	2.85%

Total Debt Investments							320,005	310,256	103.37%

Cash equivalents	(9)						6	6	—%
Total Investments & Cash Equivalents							$320,011	$310,262	103.37%
___________
(1)All investments are non-controlled/non-affiliated investments as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act classifies investments based on the level of control that the Company maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when the Company owns 25% or less of the portfolio company’s voting securities and “controlled” when the Company owns more than 25% of the portfolio company’s voting securities. The 1940 Act also classifies investments further based on the level of ownership that the Company maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when the Company owns less than 5% of a portfolio company’s voting securities and “affiliated” when the Company owns 5% or more of a portfolio company’s voting securities.
(2)The issuer of the debt investment held by the Company is domiciled in the United States unless otherwise noted.
(3)The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”), as well as Secured Overnight Financing Rate (“SOFR” or “S”), which reset monthly or quarterly. For each such investment, the Company has provided the spread over LIBOR and SOFR and the current contractual interest rate in effect at December 31, 2022. As of December 31, 2022, rates for 1M L and 3M L are 4.39% and 4.77%, respectively. As of December 31, 2022, rates for 1M S, 3M S and 6M S are 4.36%, 4.59% and 4.78%, respectively. For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of December 31, 2022. Certain investments are subject to a LIBOR or SOFR floor. For fixed loans, a spread above reference rate is not applicable.
(4)Investment valued using unobservable inputs (Level 3). See Note 3 “Fair Value Measurements” for more information.
(5)Percentage is based on net assets of $300,135 as of December 31, 2022.
(6)Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. See Note 6. The investment may be subject to unused commitment fees.
(7)Investment is a unitranche position.
(8)This portfolio company is not domiciled in the United States. The principal place of business for Phaidon International is the United Kingdom.
(9)Cash equivalents balance represents amounts held in an interest-bearing money market fund issued by First American Government Obligations Fund - Class Z.
(10)Investments valued using observable inputs (Level 2).

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
1.ORGANIZATION
NC SLF Inc. (the “Company”) is a Maryland corporation that registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on August 12, 2022 as a non-diversified, closed-end management investment company. Prior to its registration as a closed-end fund under the 1940 Act, the Company was organized as a Maryland corporation on January 29, 2021 and operated as a business development company (“BDC”) from June 2, 2021 until August 12, 2022, whereupon it withdrew its election to be regulated as a BDC pursuant to Section 54(c) of the 1940 Act and filed a notice of registration under Section 8 of the 1940 Act in order to register as a closed-end fund (the “1940 Act Registration Statement”). The Company has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”).
Churchill Asset Management LLC (the “Investment Adviser” or “Churchill”) is a Delaware limited liability company registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Investment Adviser manages the Company’s day-to-day operations and provides it with investment advisory and management services. Nuveen Churchill Administration LLC (the “Administrator”) provides the administrative services necessary to conduct the Company's day-to-day operations. Teachers Insurance and Annuity Association of America (“TIAA”) is the ultimate parent company of the Investment Adviser and the Administrator.
The Company's investment objective is to generate current income and capital appreciation primarily by investing in or originating first lien and unitranche leveraged loans made to private equity-owned U.S. middle-market companies that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts, which the Investment Adviser believes have sustainable, leading positions in their respective markets with scalable revenues and operating cash flow, experienced management teams, and other positive business characteristics. The Company expects to make investments through both primary originations and open-market secondary purchases. The Company predominantly targets investments in U.S. middle market businesses. The Company defines middle market businesses as those businesses with annual earnings before interest, taxes, depreciation, and amortization of approximately $10 million to $200 million. The Company focuses on making loans that it directly originates to U.S. middle market companies that are meeting their financial and operational obligations, with a portfolio expected to comprise primarily of first-lien senior secured debt and unitranche loans. The Company may change its investment objective and/or investment criteria over time without notice to or consent from its shareholders, subject to the limitations under the 1940 Act.
NC SLF SPV I, LLC (“SPV I”) is a Delaware limited liability company that was formed on August 10, 2021. SPV I is a wholly owned subsidiary of the Company and is consolidated in these consolidated financial statements commencing from the date of its formation. As of December 31, 2022, SPV I had not commenced operations.

The Company has entered into separate subscription agreements (the “Subscription Agreements”) with one or more investors providing for the private placement of the Company’s common stock pursuant to a private offering (the “Private Offering”) and may enter into additional Subscription Agreements from time to time. Each investor makes a “Capital Commitment” (as such term is defined in the subscription agreements executed by each of the shareholders) to purchase shares pursuant to a Subscription Agreement. Each prospective investor in the Company will be required to certify that it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Prior to the filing of the 1940 Act Registration Statement, the Company completed its initial closing of capital commitments on June 21, 2021 (the “Initial Closing Date”) and subsequently commenced investment operations. The Company’s investment period (“Investment Period”) commenced on the Initial Closing Date and is set to continue through the 48-month anniversary of the Initial Closing Date, subject to automatic extensions thereafter, each for an additional one-year period, unless the holders of a majority of the Company’s outstanding shares elected to forego any such extension upon not less than ninety days’ prior written notice. Holders of a majority of the Company’s outstanding shares may also terminate the Investment Period as of any earlier anniversary of the Initial Closing Date upon not less than

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
ninety days’ written notice. The Investment Adviser may also terminate the Investment Period of the Company as of an earlier date in its discretion.
2.SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Company is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC Topic 946”), and pursuant to Regulation S-X. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
Consolidation
As provided under ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, SPV I. As of December 31, 2022, SPV I had not commenced operations.
Use of Estimates
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Cash, Restricted Cash and Cash Equivalents
Cash and restricted cash represent cash deposits held at financial institutions, which at times may exceed U.S. federally insured limits. Cash equivalents include short-term highly liquid investments, such as money market funds, that are readily convertible to cash and have original maturities of three months or less. Cash, restricted cash and cash equivalents are carried at cost, which approximates fair value. As of December 31, 2022, the Company did not hold any restricted cash.
Valuation of Portfolio Investments
At all times consistent with U.S. GAAP and the 1940 Act, the Company will conduct a valuation of its assets, pursuant to which its net asset value (“NAV”) is determined.
Portfolio investments are valued in accordance with the fair value principles established by FASB ASC Topic 820, Fair Value Measurement (“ASC Topic 820”) and in accordance with the 1940 Act. ASC Topic 820’s definition of fair value focuses on the amount that would be received to sell the asset or paid to transfer the liability in the principal or most advantageous market, and prioritizes the use of market-based inputs (observable) over entity-specific inputs (unobservable) within a measurement of fair value.

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings, and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:
•Level 1 — Valuations are based on unadjusted, quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.
•Level 2 — Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Active, publicly traded instruments are classified as Level 1 and their values are generally based on quoted market prices, even if both the market’s normal daily trading volume is not sufficient to absorb the quantity held and placing orders to sell the position in a single transaction might affect the quoted price. Fair value is generally determined as the price that would be received for an investment in a current sale, which assumes an orderly market is available for the market participants at the measurement date. If available, fair value of investments is based on directly observable market prices or on market data derived from comparable assets. The Company’s valuation policy considers the fact that no ready market may exist for many of the securities in which it invests and that fair value for its investments must be determined using unobservable inputs.
With respect to investments for which market quotations are not readily available (Level 3), the Company’s board of directors (the “Board”) undertakes a multi-step valuation process each quarter, as follows:
i.the quarterly valuation process begins with each portfolio company or investment being initially valued by either the professionals of the applicable investment team that are responsible for the portfolio investment or an independent third-party valuation firm;
ii.preliminary valuation conclusions are documented and approved by the applicable investment team’s investment committee;
iii.to the extent that an independent third-party valuation firm has not been engaged by, or on behalf of, the Board to value 100% of the portfolio, then at a minimum, an independent third-party valuation firm will be engaged by, or on behalf of, the Company to provide positive assurance of the portfolio each quarter (such that each investment is reviewed by a third-party valuation firm at least once on a rolling 12-month basis), including a review of management’s preliminary valuation and recommendation of fair value;
iv.the audit committee of the Board (the "Audit Committee") reviews the valuations approved by the applicable investment team’s investment committee and, where appropriate, the independent valuation firms, and recommends those values to the Board; and
v.the Board discusses the valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of the applicable Investment Team or the respective independent valuation firms and, where appropriate, the Audit Committee.

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
The Board makes this fair value determination on a quarterly basis and in such other instances when a decision regarding the fair value of the portfolio investments is required. Factors considered by the Board as part of the valuation of investments include credit ratings/risk, the portfolio company's current and projected earnings, current and expected leverage, ability to make interest and principal payments, the estimated remaining life of the investment, liquidity, compliance with applicable loan covenants, price to earnings (or other financial) ratios of the portfolio company and other comparable companies, current market yields and interest rate spreads of similar securities as of the measurement date. Other factors taken into account include changes in the interest rate environment and the credit markets that may affect the price at which similar investments would trade. The Board may also base its valuation of an investment on recent investments and securities with similar structure and risk characteristics. The Investment Adviser obtains market data from its ongoing investment purchase efforts, in addition to monitoring transactions that have closed and are announced in industry publications. External information may include (but is not limited to) observable market data derived from the U.S. loan and equity markets. As part of compiling market data as an indication of current market conditions, management may utilize third-party sources.
The value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that ultimately might be realized upon a portfolio investment's sale. Due to the inherent uncertainty of valuation, the estimated fair value of an investment may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.
Investment Transactions and Revenue Recognition
Investment transactions are recorded on the applicable trade date. Any amounts related to purchases, sales and principal paydowns that have traded, but not settled, are reflected as either a receivable for investments sold or payable for investments purchased on the consolidated statements of assets and liabilities. Realized gains and losses on investment transactions are determined on a specific identification basis and are included as net realized gain (loss) on investments in the consolidated statements of operations. Net change in unrealized appreciation (depreciation) on investments is recognized in the consolidated statements of operations and reflects the period’s change in fair value and cost of investments.
Interest income, including amortization of premium and accretion of discount on loans, and expenses are recorded on the accrual basis. The Company accrues interest income if it expects that ultimately it will be able to collect such income. Generally, when a payment default occurs on a loan in the portfolio, or if management otherwise believes that the issuer of the loan will not be able to make contractual interest payments or principal payments, the Investment Adviser will place the loan on non-accrual status and the Company will cease recognizing interest income on that loan until all principal and interest is current through receipt or until a restructuring occurs, such that the interest income is deemed to be collectible. However, the Company remains contractually entitled to this interest. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. As of December 31, 2022, there were no loans in the Company's portfolio on non-accrual status.
The Company may have loans in its portfolio that contain payment-in-kind (“PIK”) income provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. As of December 31, 2022, no loans in the portfolio contained PIK income provisions.
Other income may include income such as consent, waiver, amendment, unused, and prepayment fees associated with the Company’s investment activities, as well as any fees for managerial assistance services rendered by the Company to its portfolio companies. Such fees are recognized as income when earned or the services are rendered. For the year ended December 31, 2022, the Company earned other income of $584, primarily related to prepayment and amendment fees.

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
Deferred Financing Costs
Deferred financing costs include capitalized expenses related to the closing or amendments of borrowings. Amortization of deferred financing costs is computed on the straight-line basis over the term of the borrowings. The unamortized balance of such costs is included in deferred financing costs in the consolidated statements of assets and liabilities. The amortization of such costs is included in interest and debt financing expenses in the accompanying consolidated statement of operations.
Organizational Expenses and Offering Costs
Organizational expenses consist primarily of legal, incorporation and accounting fees incurred in connection with the organization of the Company. Organizational expenses are expensed as incurred and are shown in the Company's consolidated statement of operations. Any organizational expenses and offering costs in excess of $1 million will be borne by the Investment Adviser and cannot be recouped by the Investment Adviser. For the year ended December 31, 2022, the Company did not incur any organizational expenses. Any costs associated with the Company’s filing of the 1940 Act Registration Statement were paid by the Investment Adviser.
Offering costs consist primarily of fees and expenses incurred in connection with the offering of shares, legal, printing, and other costs associated with the preparation and filing of applicable registration statements and other offering documents. Offering costs are recognized as a deferred charge and are amortized on a straight-line basis over 12 months. To the extent such expenses relate to equity offerings, these expenses are charged as a reduction of paid-in-capital upon each such offering. For the year ended December 31, 2022, the Company did not incur any offering costs.
Income Taxes
For U.S. federal income tax purposes, the Company has elected, and intends to qualify annually, to be treated as a RIC under the Code, and intends to make the required distributions to its shareholders as specified therein. In order to qualify as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.
The minimum distribution requirements applicable to RICs require the Company to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
In addition, based on the excise distribution requirements, the Company is subject to a 4% nondeductible U.S. federal excise tax on undistributed income unless the Company distributes in a timely manner an amount equal to at least the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to U.S. federal income tax at corporate rates is considered to have been distributed. The Company intends to timely distribute to its shareholders substantially all of its annual taxable income for each year, except that the Company may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, and may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax.
The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. All penalties and interest associated with income taxes, if any, are included in income tax expense. For the year ended December 31, 2022, the Company did not incur any excise tax expense.

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
Dividends and Distributions to Common Shareholders
To the extent that the Company has taxable income available, the Company intends to make quarterly distributions to its common shareholders. Dividends and distributions to common shareholders are recorded on the applicable record date. The amount to be distributed to common shareholders is determined by the Board each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, will generally be distributed at least annually, although the Company may decide to retain such capital gains for investment.
The Company has adopted a distribution reinvestment plan under which shareholders will automatically receive dividends and other distributions in cash unless they elect to have their dividends and other distributions reinvested in additional shares. As a result of the foregoing, if the Board authorizes, and we declare, a cash dividend or distribution, shareholders that have “opted in” to our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares rather than receiving cash.
Functional Currency
The functional currency of the Company is the U.S. Dollar, and all transactions were in U.S. Dollars.
Recent Accounting Standards Updates
The FASB issued ASU 2020-04, Reference Rate Reform (Topic 848), Facilitation of the Effects of Reference Rate Reform on Financial Reporting in March 2020. This update provides temporary optional expedients and exceptions to the U.S. GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from the London Interbank Offered Rate (LIBOR) and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). Entities can elect not to apply certain modification accounting requirements to contracts affected by what the guidance calls reference rate reform, if certain criteria are met. This guidance was effective upon issuance and generally could be applied through December 31, 2022. The Company has agreements that have LIBOR as a reference rate with certain portfolio companies and also with certain lenders. Many of these agreements, including the credit agreement relating to the Subscription Facility (refer to Note 5), include an alternative successor rate or language for choosing an alternative successor rate if LIBOR reference is no longer considered to be appropriate. With respect to other agreements, the Company intends to work with its portfolio companies to modify agreements to choose an alternative successor rate. Contract modifications may be required to be evaluated in determining whether the modifications result in the establishment of new contracts or the continuation of existing contracts. The Company plans to adopt this amendment and apply this update, where applicable, to account for contract modifications due to changes in reference rates when LIBOR reference is no longer used. The Company did not utilize the optional expedients and exceptions provided by ASU 2020-04 during the fiscal year ended December 31, 2022.
In December 2022, the FASB issued ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). The amendments in ASU 2022-06 extend the period of time preparers can utilize the reference rate reform relief guidance. ASU 2022-06 became effective for all entities upon issuance. To ensure the relief in Topic 848 covers the period of time during which a significant number of modifications may take place, the ASU defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The Company continues to evaluate the impact that the amendments in this update will have on the Company’s consolidated financial statements and disclosures when applied.

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
SEC Disclosure Update and Simplification
In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices. New Rule 2a-5 under the 1940 Act (“Rule 2a-5”) establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must determine the fair value of a security. The SEC also adopted new Rule 31a-4 under the 1940 Act (“Rule 31a-4”), which provides the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of the board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, and have a compliance date of September 8, 2022. As of December 31, 2022, the Board has not designated the Investment Adviser to perform fair value determinations consistent with Rule 2a-5. The Company has adopted certain revisions to its valuation policies and procedures in order to comply with the applicable requirements of Rule 2a-5 and Rule 31a-4.
3.Fair Value Measurements
Fair Value Disclosures
The following tables presents the fair value measurements of investments, by major class, and cash equivalents as of December 31, 2022, according to the fair value hierarchy:

As of December 31, 2022	Level 1	Level 2	Level 3	Total
Assets:
First Lien Term Loans	$—	$23,334	$286,922	$310,256
Cash Equivalents	6	—	—	6
Total	$6	$23,334	$286,922	$310,262
The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2022:

For the Year Ended December 31, 2022	First Lien Term Loans	Total
Fair value, beginning of period	$111,396	$111,396
Purchase of investments	198,840	198,840
Proceeds from principal repayments and sales of investments	(5,755)	(5,755)
Payment-in-kind	—	—
Amortization of premium/accretion of discount, net	306	306
Net realized gain on investments	76	76
Net change in unrealized appreciation on investments	(7,318)	(7,318)
Transfers out of Level 3	(15,573)	(15,573)
Transfers to Level 3	4,950	4,950
Fair value, end of period	$286,922	$286,922

Net change in unrealized appreciation (depreciation) on investments still held as of December 31, 2022	$(7,318)	$(7,318)
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the year ended December 31, 2022, there were two investments that transferred out of Level 3 to Level 2 and one investment that transferred out of Level 2 to Level 3 as a result of changes in the observability of significant inputs for such portfolio companies.

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
Significant Unobservable Inputs
ASC Topic 820 requires disclosure of quantitative information about the significant unobservable inputs used in the valuation of assets and liabilities classified as Level 3 within the fair value hierarchy. The valuation techniques and significant unobservable inputs used in Level 3 fair value measurements of assets as of December 31, 2022 were as follows:

Investment Type	Fair Value as of December 31, 2022	Valuation Techniques	Unobservable Inputs	Ranges		Weighted Average
First Lien Term Loans	$53,884	Recent Transactions	Transaction Price	94.4	98.1	97.8
	233,038	Yield Method	Implied Discount Rate	8.00%	15.38%	10.28%
Total	$286,922
Debt investments are generally valued using an income analysis, which weighs market yield and credit performance discount rates. The market yield method compares market yield movements from the date of the closing of the investment to the reporting date. The credit performance analysis determines a yield per unit of leverage at closing and compares that to a current yield per unit of leverage (factoring any change in pricing and change in leverage as a result of the borrower’s actual performance) as of the reporting date. Material underperformance will typically require an increase in the weighting towards the credit performance analysis.
Alternative valuation methodologies may be used as appropriate for debt investments, and can include a market analysis, income analysis, or liquidation (recovery) analysis. A recent transaction, if applicable, may also be factored into the valuation if the transaction price is believed to be an indicator of value.
Weighted average inputs are calculated based on the relative fair value of the investments. Significant increases (decreases) in discount rates could result in lower (higher) fair value measurements. Significant decreases (increases) in comparable multiples may result in lower (higher) fair value measurements.
4.RELATED PARTY TRANSACTIONS
Investment Management Agreement
The Company entered into an investment advisory and management agreement (the “Prior Investment Management Agreement”) with the Investment Adviser, which became effective on May 31, 2021. In connection with the 1940 Act Registration, the Company entered into a new investment advisory and management agreement with the Investment Adviser, which became effective on October 4, 2022 (as amended on October 25, 2022, the “Investment Management Agreement”). Under the Investment Management Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory and management services to, the Company. On August 2, 2022, the Board, including all of the directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company (the “Independent Directors”), approved the Investment Management Agreement in accordance with, and on the basis of an evaluation satisfactory to such directors as required by, the 1940 Act. On August 9, 2022, our shareholders unanimously approved the Investment Management Agreement. Unless earlier terminated as described below, the Investment Management Agreement will remain in effect for a period of two years from October 4, 2022, the date it first became effective, and will remain in effect from year to year thereafter if approved annually by (i) the affirmative vote of a majority of the Board, or by the affirmative vote of a majority of the Company’s outstanding voting securities, and (ii) the affirmative vote of a majority of the Independent Directors. The Investment Management Agreement will automatically terminate in the event of an assignment by the Investment Adviser.
Effective October 4, 2022, the Company pays the Investment Adviser a fee for its services under the Investment Management Agreement consisting of an annual base management fee (the “Management Fee”). The Management Fee is payable quarterly in arrears.

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
During the Investment Period, the Management Fee is calculated at an annual rate with respect to the Company’s Average Total Assets (defined below), such rate being determined as follows: (i) 0.50% in respect of Average Total Assets equal to or less than $500 million, (ii) 0.40% in respect of the portion of Average Total Assets in excess of $500 million and equal to or less than $1 billion, and (iii) 0.35% in respect of the portion of Average Total Assets in excess of $1 billion. “Average Total Assets” shall mean the average of the Company’s total assets (which excludes cash and cash equivalents and undrawn Capital Commitments, but includes assets financed under leverage) as of the end of each of the two most recently completed calendar quarters. For purpose of this calculation, cash and cash equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment.
After the Investment Period, the Management Fee shall be calculated at a rate equal to the Applicable Ratio (as defined below) per annum on the basis of the Company's Average Total Assets as of the end of the two most recently completed calendar quarters and shall be payable quarterly in arrears. The term "Applicable Ratio" shall mean a percentage calculated by (i) taking the sum of (A) the Average Total Assets equal to or less than $500 million multiplied by 0.50%, plus (B) the Average Total Assets greater than $500 million and equal to or less than $1 billion multiplied by 0.40%, plus (C) the Average Total Assets greater than $1 billion multiplied by 0.35% and dividing such total by (ii) the total Average Total Assets.

Under the Prior Investment Management Agreement, prior to the Investment Period, the Management Fee was calculated at an annual blended rate with respect to the Company’s Assets Invested (as defined below) at the end of each quarterly period by reference to (i) 0.75% in case of Assets Invested equal to or less than $500 million, (ii) 0.65% in case of Assets Invested greater than $500 million and equal to or less than $1 billion and (iii) 0.60% in case of Assets Invested greater than $1 billion. “Assets Invested” means, as of the end of each quarterly period, the sum of the Company’s (i) drawn Capital Commitments (as such term is defined in the subscription agreements executed by each of the Company’s Shareholders), and (ii) outstanding principal on borrowings. For the avoidance of doubt, the quarterly Management Fees payable to the Investment Adviser shall be calculated based on the lower of the actual Assets Invested as of the end of any quarter and the target Assets Invested for that quarter as set forth in the Prior Investment Management Agreement.

Prior to the 1940 Act Registration, on November 3, 2021, the Company entered into a management fee waiver agreement (the “Fee Waiver Agreement”) with the Investment Adviser, pursuant to which the Investment Adviser agreed to waive 100% of the management fees payable to the Investment Adviser. The Fee Waiver Agreement did not amend the calculation of the Management Fee and was extended, from time to time, through October 4, 2022, the effective date of the Investment Management Agreement.
For the year ended December 31, 2022, $1,633 of management fees were incurred by the Company, of which $1,286 are being waived in accordance with the Fee Waiver Agreement for the period January 1, 2022 through October 3, 2022. As of December 31, 2022, $347 was unpaid and is included in Management fees payable in the accompanying consolidated statement of assets and liabilities.
The Investment Adviser and its affiliates manage other funds that have investment mandates that are similar, in whole or in part, to the Company's investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Company or for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that the Company should invest side-by-side with one or more of those other funds. Any such investments will be made only to the extent permitted by applicable law, interpretive positions of the SEC and the Investment Adviser's allocation procedures. On June 7, 2019, the SEC issued an exemptive order to the Investment Adviser and certain other funds and accounts sponsored or managed by the Investment Adviser and/or its affiliates, including future regulated funds such as the Company (the “Exemptive Order’’), which permits us to co-invest in portfolio companies with certain funds or entities managed by the Investment Adviser or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, the Company is permitted to co-invest with its affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of the Company's independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Company's stockholders and is consistent with its then-current investment objective and strategies. The Board will regularly review the allocation policy of Churchill.

In addition, pursuant to an exemptive order issued by the SEC on April 8, 2020 and applicable to all investment companies through December 31, 2020 (the “Temporary Relief”), the Company was permitted, subject to the satisfaction of certain conditions, to complete follow-on investments in our existing portfolio companies with certain affiliates that are private funds if such private funds did not hold an investment in such existing portfolio company. Without the Temporary Relief, such private funds would not be able to participate in such follow-on investments with us unless the private funds had previously acquired securities of the portfolio company in a co-investment transaction with the Company. Although the Temporary Relief expired on December 31, 2020, the SEC’s Division of Investment Management had indicated that until March 31, 2022, it would not recommend enforcement action, to the extent that any investment company with an existing co-investment order continues to engage in certain transactions described in the Temporary Relief, pursuant to the same terms and conditions described therein. The conditional exemptive order is no longer effective; however, on October 14, 2022, the SEC granted the Company’s request to amend the Order to make the Temporary Relief permanent for the Company and permit the Company to continue to complete follow-on investments in its existing portfolio companies with certain affiliates that are private funds if such private funds did not hold an investment in such existing portfolio company.
Administration Agreement
The Company entered into an administration agreement (the “Administration Agreement”) with the Administrator. Pursuant to the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment and provides clerical, bookkeeping and record keeping and other administrative services at such facilities. The Administrator performs, or oversees the performance of, the required administrative services, which include, among other things, assisting the Company with the preparation of the financial records that the Company is required to maintain and with the preparation of reports to shareholders and reports filed with the SEC. At the request of the Investment Adviser, the Administrator also may provide significant managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance. The Administrator has entered into a sub-administration agreement with U.S. Bank National Association (“U.S. Bank”) to provide the Company with certain fund administration and bookkeeping services. For the year ended December 31, 2022, the Company incurred $331 in Administration fees which are included in Administration fees in the accompanying consolidated statement of operations. As of December 31, 2022, $192 was unpaid and is included in accounts payable and accrued expenses in the accompanying consolidated statement of assets and liabilities.
Directors’ Fees
The Board currently consists of three members, two of whom are Independent Directors. The Board has established an Audit Committee, a Nominating and Corporate Governance Committee, and a Special Transactions Committee, each solely consisting of the Independent Directors, and may establish additional committees in the future. For the year ended December 31, 2022, the Company incurred $59 in fees which are included in Directors’ fees in the accompanying consolidated statement of operations. As of December 31, 2022, $15 was unpaid and is included in Directors’ fees payable in the accompanying consolidated statement of assets and liabilities.
General
TIAA SMA Strategies LLC (“TIAA SMA”), an affiliate of the Company, owns shares of the Company’s common stock, see Note 7 for further discussion.

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
5.SECURED BORROWINGS
On September 9, 2021, the Company entered into a revolving credit agreement (as amended and modified from time to time, the “ Credit Agreement” and the senior secured revolving credit facility thereunder, the “Subscription Facility”) with Wells Fargo Bank, National Association (“Wells Fargo”), as the administrative agent for certain secured parties, sole lead arranger, bookrunner, letter of credit issuer and the lender.
The Borrowing Base is calculated based on the unfunded capital commitments of certain investors that have subscribed to purchase shares of the Company, to the extent the capital commitments of such investors have also been approved by Wells Fargo for inclusion in the Borrowing Base and meet certain additional criteria. The Company also pays an unused commitment fee of 0.25% per annum.
On December 20, 2022, the Company entered into the first amendment to the Credit Agreement (the “Amendment”). Among other things, the Amendment: (i) increased the maximum amount available under the Subscription Facility from up to $65 million to up to $100 million, subject to availability under the Borrowing Base; (ii) changed the underlying benchmark rate from LIBOR plus 1.90% per annum to SOFR plus 2.00% per annum; and (iii) extended the maturity date under the Subscription Facility from September 8, 2023 to December 19, 2023.

The Subscription Facility is structured as a revolving credit facility secured by the capital commitments of the Company’s subscribed investors. The Subscription Facility contains certain financial covenants and events of default and the Company was in compliance with all covenants and other requirements noted in the Credit Agreement.
In accordance with the 1940 Act, the Company is currently only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is maintained at a level of at least 300% after such borrowings. As of December 31, 2022, asset coverage was 2828.50%.
The carrying amount of the Company’s assets and liabilities, including the Subscription Facility, other than investments at fair value, approximate fair value due to their short maturities. The borrowings consisted of the following as of December 31, 2022:

December 31, 2022
Subscription Facility
Total Commitment	$100,000
Borrowings Outstanding (1)	11,000
Unused Portion (2)	89,000
Amount Available (3)	89,000
________________
(1)Borrowings outstanding on the consolidated statement of assets and liabilities are net of deferred financing costs.
(2)The unused portion is the amount upon which commitment fees are based.
(3)Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios.

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
For the year ended December 31, 2022, the components of interest expense and debt financing expenses were as follows:

For the Year Ended December 31, 2022
Borrowing interest expense	$1,010
Unused fees	99
Amortization of deferred financing costs	295
Total interest and debt financing expenses	$1,404
Average interest rate (1)	4.11%
Average daily borrowings	$27,001
______________
(1)Average interest rate includes borrowing interest expense and unused fees.
Contractual Obligations
The following tables shows the contractual maturities of our debt obligations as of December 31, 2022:

	Payments Due by Period
As of December 31, 2022	Total	Less Than 1 Year	1 to 3 Years	3 to 5 Years	More than 5 Years
Subscription Facility	$11,000	$11,000	$—	$—	$—
Total debt obligations	$11,000	$11,000	$—	$—	$—

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
6.COMMITMENTS AND CONTINGENCIES
In the ordinary course of its business, the Company enters into contracts or agreements that contain indemnification or warranties. Future events could occur that might lead to the enforcement of these provisions against the Company. The Company believes that the likelihood of such an event is remote; however, the maximum potential exposure is unknown. No accrual has been made in the consolidated financial statements as of December 31, 2022 for any such exposure.
As of December 31, 2022, the Company had the following unfunded commitments to fund delayed draw loans:

Portfolio Company	December 31, 2022
BusinesSolver	$2,211
Evergreen Services Group	602
Forefront Dermatology	82
ISG Enterprises, LLC	2,983
Kenco PPC Buyer LLC	2,479
Patriot Growth Insurance Service	8,352
PromptCare	2,494
Randys Holdings, Inc.	4,375
Risk Strategies	8,058
Sciens Building Solutions, LLC	3,553
SCP Eye Care Holdco, LLC	2,546
Wellspring Pharmaceutical	1,579
Total unfunded commitments	$39,314
The Company believes its assets will provide adequate coverage to satisfy these unfunded commitments. As of December 31, 2022, the Company had cash and cash equivalents of $5,519, undrawn capital commitments of $346,499, and $89,000 in available borrowings under the Subscription Facility.
From time to time, the Company may become a party to certain legal proceedings incidental to the ordinary course of its business. As of December 31, 2022, management was not aware of any pending or threatened litigation.
7.NET ASSETS
The Company has the authority to issue 500,000,000 common shares at $0.01 per share par value. On April 16, 2021, the Company issued 100 common shares for $1 to the Investment Adviser in connection with its formation.
On June 21, 2021, the Company held its Initial Closing and entered into subscription agreements with a number of investors in connection with the Private Offering. Under the terms of the subscription agreements, investors are required to fund drawdowns to purchase the Company's shares of common stock up to the amount of their respective capital commitment each time the Company delivers a drawdown notice. On June 29, 2021, the Investment Adviser transferred its 100 common shares to an affiliated entity of the Company, TIAA SMA.
As of December 31, 2022, the Company had received capital commitments totaling $656,500 ($346,499 remaining undrawn), of which $6,500 ($3,431 remaining undrawn) is from TIAA SMA. As of December 31, 2022, TIAA SMA owned 309,247 shares of the Company's common stock, representing approximately 1% of the total outstanding shares of common stock.

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
The following table summarizes total shares issued and proceeds received related to capital activity from inception through December 31, 2022:

Date	Shares Issued	Proceeds Received	Issuance Price per Share
October 26, 2022	7,150,153	$70,000	$9.79
September 7, 2022	7,591,093	$75,000	$9.88
June 27, 2022	3,015,076	$30,000	$9.95
January 14, 2022	7,477,568	$75,000	$10.03
June 29, 2021	6,000,000	$60,000	$10.00
April 16, 2021	100	$1	$10.00
The following table summarizes the Company's dividends declared from inception through December 31, 2022:

Date Declared	Record Date	Payment Date	Dividend per Share
December 29, 2022	December 29, 2022	January 17, 2023	$0.205
September 28, 2022	September 28, 2022	October 12, 2022	$0.150
June 30, 2022	June 30, 2022	July 12, 2022	$0.120
March 30, 2022	March 31, 2022	April 12, 2022	$0.110
The following table reflects the shares issued pursuant to the distribution reinvestment plan from inception through December 31, 2022:

Date Declared	Record Date	Payment Date	Shares Issued
December 29, 2022	December 29, 2022	January 17, 2023	651,544

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
8.CONSOLIDATED FINANCIAL HIGHLIGHTS
The following is a schedule of the Company's financial highlights for the year ended December 31, 2022 and for the period from April 16, 2021 (Commencement of Operations) through December 31, 2021:

	For the Years Ended
	2022	2021 (3)
Per share data:
Net asset value at beginning of period	$10.03	$10.00	(1)
Net investment income (loss) (2)	0.72	0.05
Net realized gain (loss) (2)	0.00	—
Net change in unrealized appreciation (depreciation)	(0.54)	0.05
Net increase (decrease) in net assets resulting from operations (2)	0.18	0.1
Shareholder distributions from income (4)	(0.59)	—
Other (5)	(0.01)	(0.07)
Net asset value at end of period	$9.61	$10.03

Net assets value at end of period	$300,135	$60,197
Shares outstanding at end of period(2)	31,233,990	6,000,100
Total Return (6)	1.65%	0.33%

Ratio to average net assets:
Ratio of net expenses to average net assets (7)	1.62%	3.15%
Ratio of net investment income to average net assets (7)	7.46%	0.62%
Portfolio turnover rate (8)	2.98%	2.77%
__________________
(1)Represents the issuance price per share of all shares issued and outstanding as of April 16, 2021.
(2)The per share data was derived by using the weighted average shares outstanding during the period.
(3)Period from April 16, 2021 (Commencement of Operations) through December 31, 2021.
(4)The per share data for distributions reflects the actual amount of distributions declared during the period.
(5)Includes the effect of share issuances above (below) NAV and the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.
(6)Total return is calculated as the change in NAV per share during the period, plus distributions per share, if any, divided by the beginning NAV per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the quarter end NAV per share preceding the distribution.
(7)Ratios are annualized except for amounts relating to organizational costs and the management fee waiver. The ratio of total expenses to average net assets was 2.34% and 3.65% for the years and period ended December 31, 2022 and 2021, respectively, on an annualized basis, excluding the effect of the management fee waiver which represented (0.72)% and (0.51)% of average net assets, respectively. Average net assets is calculated utilizing quarterly net assets.
(8)Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported.

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
9. INCOME TAX
The Company has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code for the fiscal year ended December 31, 2022 and intends to continue to qualify annually as a RIC. As a result, the Company must distribute substantially all of its net taxable income each tax year as dividends to its shareholders. Accordingly, no provision for federal income tax has been made in the consolidated financial statements.

The Company files income tax returns in U.S. federal and applicable state and local jurisdictions. The Company’s federal income tax return is generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Company’s tax positions taken for the open tax year and has concluded that no provision for income tax is required in the Company’s consolidated financial statements.

Taxable income generally differs from net increase (decrease) in net assets resulting from operations for financial reporting purposes due to the timing of temporary and permanent differences in the recognition of gains and losses on investment transactions. Temporary differences do not require reclassification. As of December 31, 2022, permanent differences that resulted in reclassifications among the components of net assets resulting from operations relate primarily to amendment fees, paydowns, and distribution reallocations. Temporary and permanent differences have no impact on the Company’s net assets.

As of December 31, 2022, the Company's cost of investments for U.S. federal income tax purposes and gross unrealized appreciation and depreciation on investments were as follows:

December 31, 2022
Tax cost of investments	$320,005
Gross unrealized appreciation on investments	104
Gross unrealized depreciation on investments	(9,854)
Net unrealized appreciation (depreciation) on investments	$310,255

As of December 31, 2022, the components of Accumulated Earnings (Losses) on a tax basis were as follows:

December 31, 2022
Undistributed Ordinary Income - Net	$115
Undistributed Long-Term Income - Net	18
Total Undistributed Earnings	$133
Capital loss carryforward	—
Unrealized Earnings (Losses) - Net	(9,749)
Total Accumulated Earnings (Losses) - Net	$(9,616)

Capital losses in excess of capital gains earned in a tax year generally may be carried forward and used to offset capital gains, subject to certain limitations. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred after September 30, 2011 will not be subject to expiration. As of December 31, 2022, the Company did not have any capital loss carryforward available for use in future tax years.

NC SLF INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollars amounts in thousands, except per share data)
For U.S. federal income tax purposes, dividends paid and distributions made to the Company's shareholders are reported by the Company to the shareholders as ordinary income, capital gains, or a combination thereof. The tax character of the distributions paid for the year ended December 31, 2022 was as follows:

December 31, 2022
Distributions paid from:
Ordinary income	$13,477
Net long-term capital gains	—
Total taxable distributions	$13,477

The Company is subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98% of its respective net ordinary income earned for the calendar year and (2) 98.2% of its respective capital gain net income for the one-year period ending October 31 in the calendar year. For the year ended December 31, 2022, the the Company did not incur any excise tax expense.

The Company accounts for income taxes in conformity with ASC Topic 740, Income Taxes ("ASC 740"). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and prior years, as applicable), the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740.
10. SUBSEQUENT EVENTS
The Company’s management evaluated subsequent events through the date of issuance of the consolidated financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the consolidated financial statements as of December 31, 2022.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of NC SLF Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of NC SLF Inc. and its subsidiary (the "Fund") as of December 31, 2022, the related consolidated statements of operations and cash flows for the year ended December 31, 2022 and the consolidated statement of changes in net assets for the year ended December 31, 2022 and for the period from April 16, 2021 (commencement of operations) through December 31, 2021, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations and its cash flows for the year ended December 31, 2022, and the changes in its net assets for the year ended December 31, 2022 and for the period from April 16, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
February 23, 2023

We have served as the Fund’s auditor since 2021.

MANAGEMENT
The Board of Directors
The Board has overall responsibility for the management and supervision of the business operations of the Company on behalf of the Shareholders. The Board consists of three members, two of whom are Independent Directors. The Board appoints the Company’s officers, who serve at the discretion of the Board. As described herein, the Board has an Audit Committee, a nominating and corporate governance committee (the “Nominating Committee”) and a special transactions committee (the “Special Transactions Committee”) and may establish additional committees from time to time as necessary. To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Company, any committee of the Board, service providers or the Investment Adviser.
Each director holds office for a one-year term. At each annual meeting of the Company’s shareholders, the successors to the directors whose terms expire at each such meeting will be elected to hold office for a one-year term expiring at the next annual meeting of shareholders following their election. Each director will hold office for the term to which he is elected and until his successor is duly elected and qualified.
The Company has elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law (the “MGCL”), providing that, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. The Company’s Articles of Amendment and Restatement (the “Charter”) also provides that any director, or the entire Board, may be removed at any time, with or without cause, by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors.

Directors
Information regarding the Board is set forth below. The directors have been divided into two groups: Independent Directors and interested directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act.

Name, Address and Age(1)	Position(s) Held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Interested Director(3)
Kenneth Kencel, 63	Chief Executive Officer, President, Director and Chairman	Chief Executive Officer and President of Churchill, the Company, Nuveen Churchill Direct Lending Corp. and Nuveen Churchill Private Capital Income Fund	Director since 2021, Term expires in 2023	3	Canisius High School Nuveen Churchill Direct Lending Corp. (BDC) Nuveen Churchill Private Capital Income Fund (BDC)
Independent Directors
David M. Kirchheimer, 66	Director	Director	Director since 2021, Term expires in 2023	2	CURO Group Holdings Corp. (consumer credit lender) Nuveen Churchill Direct Lending Corp. (BDC)
James J. Ritchie, 68	Director	Director	Director since 2021, Term expires in 2023	3	Kinsale Capital Group, Inc. (specialty insurance group) Nuveen Churchill Direct Lending Corp. (BDC) Nuveen Churchill Private Capital Income Fund (BDC)
__________________
(1)The address for each director is c/o NC SLF Inc., 430 Park Avenue, 14th Floor, New York, NY 10022.
(2)The term “Fund Complex” refers to (a) the Company, (b) Nuveen Churchill Direct Lending Corp., a BDC whose investment adviser is affiliated with the Investment Adviser, and whose sub-investment adviser is the Company’s investment adviser, and (c) Nuveen Churchill Private Capital Income Fund, a BDC whose investment adviser is the Company’s investment adviser and whose sub-investment adviser is affiliated with the Investment Adviser.
(3)Mr. Kencel is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act, because he is an executive officer of the Fund. Mr. Kencel also serves as Elected Manager and Chief Executive Officer of the Investment Adviser.
Dollar Range of Equity Securities Beneficially Owned by Directors
The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Company that were beneficially owned by each director as of December 31, 2022, stated as one of the following dollar ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or Over $100,000.

Name	Dollar Range of Equity Securities in the Company(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Interested Directors
Kenneth Kencel	None	None
Independent Directors
David M. Kirchheimer	None	None
James J. Ritchie	None	None
__________________
(1)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

Director Compensation
The table below sets forth the compensation received by each director from the Company for service during the fiscal year ended December 31, 2022:

Name of Person, Position	Aggregate Compensation from the Company	Total Compensation from Company and Fund Complex Paid to Directors
Kenneth Kencel, Chief Executive Officer, President, Director and Chairman	None	None
David M. Kirchheimer, Director	$29,500	$104,500
James Ritchie, Director	$29,500	$212,555
No compensation is or will be paid to the Company’s interested director. Each Independent Director receives an annual retainer fee of $27,500. In addition, each of the chair of the Audit Committee and the chair of the Special Transactions Committee receive an annual retainer of $2,000. The Company also reimburses each of the Independent Directors for all reasonable out-of-pocket expenses incurred in connection with each meeting attended.
The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are employees of the Investment Adviser, the Administrator or their respective affiliates, pursuant to the terms of the Investment Management Agreement and the Administration Agreement, as applicable. Therefore, the Company’s day-to-day investment operations are managed by the Investment Adviser, and most of the services necessary for the origination and administration of the Company’s investment portfolio are provided by investment professionals employed by the Investment Adviser or its affiliates.
Each of the Company’s executive officers is an employee of an affiliate of the Administrator. The Company reimburses the Administrator for its allocable portion of expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including its allocable portfolio of the cost of the Company’s Chief Financial Officer and its staff. We also reimburse the Investment Adviser for certain expenses under the Investment Management Agreement.
Executive Officers Who Are Not Directors
Information regarding each person who is an executive officer of the Company but who is not a director is set forth below.

Name, Address and Age(1)	Position(s) Held with the Company	Officer Since
Shai Vichness, 40	Chief Financial Officer and Treasurer	2021
Thomas Grenville, 50	Chief Compliance Officer	2021
John McCally, 43	Vice President and Secretary	2021
Marissa Short, 39	Controller	2021
__________________
(1)The address for each executive officer is c/o NC SLF Inc., 430 Park Avenue, 14th Floor, New York, NY 10022.

Biographical Information
Directors
Each of the directors has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to the Fund’s management. Each of the directors also has sufficient time available to devote to the Company’s affairs, is able to work with the other members of the Board and contribute to the Company’s success and can represent the long-term interests of the Shareholders as a whole. The Company has selected its current directors to provide a range of backgrounds and experience to the Board. Set forth below is biographical information for each director, including a discussion of the director’s particular experience, qualifications, attributes or skills that led the Company to conclude, as of the date of this Memorandum, that the individual should serve as a director, in light of the Company’s business and structure.
Independent Directors
David M. Kirchheimer
David M. Kirchheimer has served as a director of the Company since May 2021 and a director of Nuveen Churchill Direct Lending Corp. since December 2019. Mr. Kirchheimer has served as an Advisory Partner at Oaktree Capital Management (an honorary position) (“Oaktree”) since his retirement from Oaktree in March 2017. Prior thereto, he was the Chief Financial Officer of Oaktree and a director of its then-publicly owned affiliate. Before joining Oaktree at its founding in 1995 as Chief Administrative and Financial Officer, Mr. Kirchheimer’s 16 years of experience consisted primarily of serving as Executive VP and CFO of Republic Pictures Corporation, a then-publicly held entertainment company, and PricewaterhouseCoopers, where he became a Certified Public Accountant (now inactive) and rose to senior audit manager. Mr. Kirchheimer currently serves on the board of CURO Group Holdings Corp where he is the Lead Independent Director and Chief of its Audit Committee. He also is a director of Huntington Hospital in Pasadena, CA, a trustee of its trust and a director of Cedars-Sinai Health System, its parent entity. Additionally, with his restaurateur son, Mr. Kirchheimer owns and manages a small collection of restaurants in Utah. Mr. Kirchheimer served on the financial advisory panel of The Aerospace Corporation from June 2018 until June 2021, when the panel was dissolved. He graduated Phi Beta Kappa and summa cum laude with a B.A. degree in economics from Colorado College and earned an M.B.A. in accounting and finance from the Booth School of Business of the University of Chicago.
The Company believes Mr. Kirchheimer's numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board.
James J. Ritchie
James J. Ritchie has served as a director of the Company since March 2021, a director of Nuveen Churchill Direct Lending Corp. since December 2019 and a trustee of Nuveen Churchill Private Capital Income Fund since March 2022. He also currently serves on the board of Kinsale Capital Group, Inc., a Richmond-based specialty insurance company. At various times from 2007 to 2018, he served as chairman of the boards of Brightsphere Investment Group plc, a global asset management firm, F&G Life Insurance Company, a life & annuity insurance company and Quanta Capital Holdings, Ltd., a property and casualty insurance holding company. Prior to serving as chairman of the boards of these firms, he chaired their respective audit committees as well as those of KMG America Corporation, a life and health insurance company, Ceres Group, Inc., a health insurance company, and Lloyds Syndicate 4000. He also formerly served on the board of Old Mutual Bermuda, a Bermuda-based financial services company, Lloyds Syndicate 4000 and Old Mutual Bermuda, a Bermuda-based financial services company. From 2001 to 2003, he served as CFO of White Mountains Insurance Group, Ltd., a Bermuda-based insurance holding company. Prior thereto, he held senior management positions in Cigna Corporation and Price Waterhouse (now PricewaterhouseCoopers). He is a member of the National Association of Corporate Directors and the American Institute of Certified Public Accountants. Mr. Ritchie received an MBA from the Rutgers Graduate School of Business Administration and an AB economics degree with honors from Rutgers College.

The Company believes Mr. Ritchie's broad experiences in the financial services and accounting sectors provide him with skills and valuable insight in handling complex financial transactions and accounting issues, all of which make him well qualified to serve on the Board.
Interested Directors
Ken Kencel, Chief Executive Officer, President & Chairman
Kenneth J. Kencel has served as Chief Executive Officer, President and Chairman of the Board of the Company since March 2021, Chief Executive Officer, President and Chairman of the Board of Nuveen Churchill Direct Lending Corp., a BDC, since December 2019, Chief Executive Officer, President and Chairman of the Board of Nuveen Churchill Private Capital Income Fund., a BDC, since March 2022, and President and Chief Executive Officer of Churchill since 2015. Throughout his over 35-year career in the investment industry, Mr. Kencel has accrued a broad range of experience in leading private credit investment businesses.
Previously, Mr. Kencel served as Managing Director of The Carlyle Group, and from May 2014 to April 2015, he also served as President and a Director of Carlyle Secured Lending, Inc., formerly known as TCG BDC, Inc. and Carlyle GMS Finance (Carlyle’s publicly traded BDC). Previously, he founded and was President and CEO of Churchill Financial Group, and served as Head of Leveraged Finance for Royal Bank of Canada and was head of Indosuez Capital — a leading middle market merchant banking and asset management business in partnership with Credit Agricole Group. Mr. Kencel also helped to found the high yield finance business at Chase Securities (now JPMorgan Chase). He began his career in the Mergers & Acquisitions Groups at Drexel Burnham Lambert.
Mr. Kencel serves on the Pension Investment Advisory Committee for the Archdiocese of New York, the Board of Trustees and Chairman of the Investment Committee of Canisius High School and the Advisory Board of Teach for America (Connecticut). Mr. Kencel is a guest lecturer at Boston University Questrom School of Business and a former member of the Board of Advisors and Adjunct Professor at the McDonough School of Business at Georgetown University. He earned his B.S. in Business Administration, magna cum laude, from Georgetown University and his J.D. from Northwestern University Pritzker School of Law.
The Company believes Mr. Kencel’s numerous management positions, as well as his depth of experience with corporate finance and middle market investments, give the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with Churchill provides an important skill set and knowledge base to the Board.
Executive Officers Who Are Not Directors
Shai Vichness, Chief Financial Officer and Treasurer
Shai Vichness serves as Chief Financial Officer and Treasurer of the Company, Nuveen Churchill Direct Lending Corp. and Nuveen Churchill Private Capital Income Fund and as a Senior Managing Director and Chief Financial Officer of Churchill. Previously, as Managing Director and Head of Senior Leveraged Lending for Nuveen, Mr. Vichness was responsible for initiating Nuveen’s investment program in middle market senior loans and was directly involved in the launch of Churchill as an affiliate in 2015. Since the launch of Churchill, Mr. Vichness has been a member of Churchill’s Investment Committee and has been actively engaged in the management of the firm, including the development of its infrastructure and operations. Mr. Vichness joined Nuveen in 2005 and has spent his entire career in the private debt markets, with a significant amount of time spent in the firm’s workout and restructuring department. Mr. Vichness holds a B.B.A. from Baruch College, CUNY and is a CFA charterholder.

Thomas Grenville, Chief Compliance Officer
Thomas Grenville is the Chief Compliance Officer of the Company, Nuveen Churchill Direct Lending Corp. and Nuveen Churchill Private Capital Income Fund and has served as chief compliance officer for various Nuveen affiliates since 2010. Prior to joining, Mr. Grenville was at the U.S. Securities and Exchange Commission for seven years where he led examinations of hedge funds, investment companies and investment advisers. He also worked for two years at the State of Oregon’s Division of Finance and Corporate Securities. Mr. Grenville received a B.A. from Swarthmore College, a J.D. from Benjamin N. Cardozo Law School and an L.L.M. in Environmental and Natural Resources Law from Lewis and Clark Law School, and a M.B.A. from the University of California, Berkeley. He is a member of the Oregon Bar, and has been designated as a Certified Fraud Examiner by the Association of Certified Fraud Examiners (ACFE).
John McCally, Vice President and Secretary
John McCally is a Vice President and the Secretary of the Company, Nuveen Churchill Direct Lending Corp. and Nuveen Churchill Private Capital Income Fund and serves as the General Counsel for Churchill after establishing Churchill with the Churchill Financial Founders in 2015. Mr. McCally has served in the TIAA and Nuveen legal departments since 2010, including as the head of legal for Nuveen Leveraged Finance. Mr. McCally also provides legal support for various investment and asset management teams within the Nuveen and TIAA businesses, including those engaged in public and private fixed income, derivatives, and structured products. Prior to joining the organization in 2010, Mr. McCally was an associate with Cadwalader, Wickersham & Taft LLP, specializing in derivatives, structured products and investment management, based in its Washington, DC office. Mr. McCally received a B.A. from Duke University and a J.D. from The George Washington University Law School.
Marissa Short, Controller
Marissa Short joined Churchill in 2018 and currently serves as Controller of the Company, Nuveen Churchill Direct Lending Corp. and Nuveen Churchill Private Capital Income Fund and as Managing Director, Funds Controller of Churchill. Previously, she was a senior manager in the Wealth and Asset Management Practice at Ernst & Young LLP, responsible for the planning, implementation, and completion of financial statement audits for top tier SEC and non-SEC clients. Ms. Short received her B.S. in Accounting and Business Administration from Lehigh University and is a Certified Public Accountant in the State of New York.
The Board has adopted a code of ethics that applies to the Company’s executive officers, which forms part of the Company’s broader compliance policies and procedures.
Board Leadership Structure
The Board monitors and performs an oversight role with respect to the Company’s business and affairs, compliance with regulatory requirements and the services, expenses and performance of the Company’s service providers. Among other things, the Board approves the appointment of the Administrator and officers, reviews and monitors the services and activities performed by the Administrator and officers and approves the engagement, and reviews the performance of, the Company’s independent public accounting firm.
Under the Company’s Bylaws, the Board may designate a chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to the chairman by the Board. The Company does not have a fixed policy as to whether the chairman of the Board should be an Independent Director and believes that it should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in its best interests and its Shareholders at such times.
Kenneth Kencel currently serves as the chairman of the Board. Mr. Kencel is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is an officer of the Company and Churchill. The Company believes that Mr. Kencel’s history with Churchill, familiarity with the Company’s investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of the Board. The Company believes that, at present, it is best served through this leadership structure, as Mr. Kencel’s relationship with Churchill provides an effective bridge and encourages an open dialogue between the Company’s management and the Board, ensuring that all groups act with a common purpose.
The Board does not currently have a designated lead Independent Director. The Company is aware of the potential conflicts that may arise when a non-Independent Director is chairman of the Board, but believes these potential conflicts are offset by its strong corporate governance policies. The Company’s corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management over which the chairman of the audit committee presides, the establishment of audit, nominating and corporate governance and special transactions committees comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering the Company’s compliance policies and procedures.
The Company recognizes that different board leadership structures are appropriate for companies in different situations. The Company intends to continue to re-examine its corporate governance policies on an ongoing basis to ensure that they continue to meet its needs.
The Board’s Role in Risk Oversight
The Board performs its risk oversight function primarily through (1) its three standing committees which report to the Board, each of which is comprised solely of Independent Directors and (2) active monitoring by the Company’s Chief Compliance Officer and its compliance policies and procedures.
The Audit Committee, Nominating Committee and Special Transactions Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting and audits of the Company’s financial statements and discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Nominating Committee’s risk oversight responsibilities include nominating directors for election by the Company’s Shareholders in the event of director vacancies, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. The Special Transactions Committee’s risk oversight responsibilities include reviewing and making certain findings in respect of co-investment transactions and monitoring compliance with the conditions of the co-investment exemptive relief that the Company has been granted by the SEC on June 7, 2019 (the “Order”), as amended and may be further amended pursuant to applications submitted by the Company, as well as certain other matters pertaining to potential or actual conflicts of interest. On April 15, 2022, the Company filed an application to amend the Order (the “Application”) to permit the Company to continue to complete follow-on investments in our existing portfolio companies with certain affiliates that are private funds if such private funds did not hold an investment in such existing portfolio company, subject to certain conditions. On October 14, 2022, the SEC granted the Company’s request to amend the Order to permit the Company to continue to complete follow-on investments in its existing portfolio companies with certain affiliates that are private funds if such private funds did not hold an investment in such existing portfolio company (the “Amendment to the Order”). The Company will continue to comply with the conditions applicable to its co-investment transactions under the Order, as amended by the Amendment to the Order.

The Board performs its risk oversight responsibilities with the assistance of the Company’s Chief Compliance Officer. The Board quarterly reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the Company’s compliance policies and procedures and its service providers. The Chief Compliance Officer’s quarterly report addresses at a minimum:
•the operation of the Company’s compliance policies and procedures and its service providers since the last report;
•any material changes to these policies and procedures since the last report;
•any recommendations for material changes to these policies and procedures as a result of the Chief Compliance Officer’s review; and
•any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks.
In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors periodically, but in no event less than once each year.
The Company believes that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which it is subject as a registered closed-end fund. The Company is required to comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited because its asset coverage must equal at least 300% immediately after incurring indebtedness.
The Company recognizes that different board of director roles in risk oversight are appropriate for companies in different situations. The Company intend to continue to re-examine the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
Committees of the Board of Directors
The Board has established the Audit Committee, Nominating Committee, and Special Transactions Committee. The members of each committee have been appointed by the Board and serve until their respective successor is elected and qualifies, unless they are removed or resign. The Company requires each director to make a diligent effort to attend all board and committee meetings as well as each meeting of the Shareholders.
Audit Committee
The Audit Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee (a) assists the Board’s oversight of the integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications, performance and independence, and the Company’s compliance with legal and regulatory requirements; (b) reviews and approves the Audit Committee report, as required by the SEC, to be included in the Company’s Certified Shareholder Report on Form N-CSR; (c) oversees the scope of the annual audit of the Company’s financial statements, the quality and objectivity of the Company’s financial statements, accounting and policies and internal controls over financial reporting; (d) establishes guidelines and makes recommendations to the Board regarding the valuation of the Company’s investments, and is responsible for reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of the Board and reporting any deficiencies or violations of such valuation policies to the Board on at least a quarterly basis; (e) determines the selection, appointment, retention and termination of the Company’s independent registered public accounting firm, as well as approving the compensation thereof; (f) reviews reports regarding compliance with the Company’s Code of Business Conduct and Ethics; (g) pre-approves all audit and non-audit services provided to the Company by such independent registered public accounting firm; and (h) acts as a liaison between the Company’s independent registered public accounting firm and the Board.

The members of the Audit Committee are David Kirchheimer and James Ritchie, each of whom is not an interested person of the Company or the Investment Adviser for purposes of the 1940 Act and is “independent” as that term is defined under Item 3 of Form N-CSR. Mr. Ritchie serves as the chairman of the Audit Committee, and the Board has determined that each of David Kirchheimer and James Ritchie is an “audit committee financial expert” (as defined in Item 3 of Form N-CSR). The Company’s Audit Committee members also meet the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Audit Committee had eight formal meetings during the fiscal year ended December 31, 2022 and took action by unanimous written consent.
Nominating and Corporate Governance Committee
The Nominating Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Nominating Committee. The Nominating Committee recommends to the Board persons to be nominated by the Board for election on an annual basis and in the event any vacancy on the Board may arise. The Nominating Committee will consider for nomination to the Board candidates submitted by the Shareholders or from other sources it deems appropriate. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating Committee applies the criteria included in its charter. These criteria include the candidate’s standards of character and integrity, knowledge of the Company’s business and industry, conflicts of interest, willingness to devote time to the Company and ability to act in the interests of all Shareholders. The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. The Board believes diversity is important because a variety of viewpoints contribute to an effective decision-making process.
The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively. The members of the Nominating Committee are David Kirchheimer and James Ritchie, each of whom is an Independent Director. Mr. Kirchheimer serves as chair of the Nominating Committee.
The Nominating Committee had one formal meeting during the fiscal year ended December 31, 2022.
Special Transactions Committee
The Special Transactions Committee is responsible for reviewing and making certain findings in respect of co-investment transactions under the conditions of the Order and the Amendment to the Order, as well as certain other matters pertaining to actual or potential conflicts of interest. The Special Transactions Committee is comprised of David Kirchheimer and James Ritchie, each of whom is an Independent Director. Mr. Kirchheimer serves as chair of the Special Transactions Committee.
The Special Transactions Committee had no formal meetings during the fiscal year ended December 31, 2022.

BOARD APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT
In accordance with Section 15(a) and 15(c) of the 1940 Act, a majority of the Independent Directors are required to approve any written contract between the Company and any person serving or acting as an investment adviser to the Company, and such approval must be at an in-person meeting called for the purpose of voting on such approval. On August 2, 2022, at an in-person meeting, the Board unanimously approved the Investment Management Agreement The Board was provided with the information it was required to consider in evaluating the Investment Management Agreement, including the following:

•the nature, quality and extent of the advisory and other services to be provided to the Company by the Adviser;

•the investment performance of individuals affiliated with the Company and the Investment Adviser;

•comparative data with respect to advisory fees or similar expenses paid by other investment companies with similar investment objectives, reflected in a chart previously provided to the Board;

•the Company’s projected operating expenses and expense ratio compared to investment companies with similar investment objectives;

•any existing and potential sources of indirect income to the Investment Adviser from its relationships with the Company and the profitability of those relationships;

•information about the services to be performed and the personnel performing such services under the Investment Management Agreement;

•the organizational capability and financial condition of the Investment Adviser and its affiliates;

•the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

No single factor was determinative of the decision of the Board to approve the Investment Management Agreement, and individual directors may have weighed certain factors differently. Based on the information reviewed and its discussions, the Board, including all of the Independent Directors, concluded that the fees to be paid and terms were reasonable in relation to the services to be provided and unanimously approved, and recommended that the Shareholders approve, the Investment Management Agreement.

DISTRIBUTION REINVESTMENT PLAN
The Company has adopted a distribution reinvestment plan pursuant to which shareholders may elect to have their cash dividends and other distributions automatically reinvested in additional shares, rather than receiving cash dividends and other distributions. As a result, if the Board authorizes, and we declare, a dividend or other distribution, then our shareholders who have opted in to our distribution reinvestment plan will have their dividend or other distribution automatically reinvested in additional shares rather than receiving the dividend or other distribution in cash. Any fractional share otherwise issuable to a participant in the distribution reinvestment plan will instead be paid in cash.
No action will be required on the part of a registered shareholder to receive his, her, or its dividend in cash. A registered shareholder that wishes to participate in the distribution reinvestment plan must notify us and U.S. Bank National Association (the “Plan Administrator”) in writing no later than ten calendar days prior to the record date for any dividend or other distribution and such election will remain in place until the shareholder notifies the Plan Administrator otherwise.
The number of shares to be issued to a shareholder under the distribution reinvestment plan will be determined by dividing the total dollar amount of the dividend or other distribution payable to such shareholder by the NAV per share, as of the last day of our fiscal quarter immediately preceding the date such dividend or other distribution was declared.
There are no brokerage charges or other charges to shareholders who participate in the distribution reinvestment plan.
The distribution reinvestment plan is terminable by us upon notice in writing mailed to each shareholder of record at least 30 days prior to any record date for the payment of any dividend or other distribution by us.

ADDITIONAL INFORMATION
Investment Objective
The Company’s investment objective is to generate current income and capital appreciation. The Company seeks to achieve its investment objective primarily by investing in or originating first lien and unitranche leveraged loans to private equity-owned U.S. middle market companies that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts, which the Investment Adviser believes have sustainable, leading positions in their respective markets with scalable revenues and operating cash flow, experienced management teams, and other positive business characteristics. The Company makes investments through both primary originations and open-market secondary purchases. The Company defines middle market businesses as those businesses with annual EBITDA of approximately $10 million to $200 million. The Company focuses on privately originated debt to performing U.S. middle market companies, with a portfolio comprised primarily of Senior Loans. The Company plans to invest its available capital, which includes funds available for investment from time to time, including both drawn and undrawn Capital Commitments, but excluding funds set aside for distributions to the Company’s shareholders or reserved for estimated future expenses, in assets that would be considered Senior Loans.
The Company has elected to be treated, and intends to qualify annually, for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. To qualify as a RIC, the Company is required to comply with certain regulatory requirements. For example, because the Company intends to continue to qualify as a RIC under the Code, its portfolio will be subject to diversification and other requirements.
In addition to the diversification requirement under the Code, the Company will generally seek not to invest more than 2% of the sum of (i) its investors’ aggregate Capital Commitments plus (ii) Target Leverage (as defined below), as determined at the time of investment, in any single portfolio company. The 1940 Act generally limits the ability of the Company to leverage its investments. In general, the Company may not engage in transactions that result in the issuance of a “senior security” representing indebtedness, unless immediately after the issuance of the senior security, the Company maintains “asset coverage” of at least 300%. For this purpose, “asset coverage” means the ratio that the value of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities (“total net assets”), bears to the aggregate amount of senior securities representing the Company’s indebtedness. This requirement effectively limits the Company’s ability to leverage its portfolio. Specifically, the Company cannot acquire senior securities representing indebtedness to one-third of its total net assets. We refer to this type of leverage as “Target Leverage.”
The Investment Adviser is a Delaware limited liability company registered as an investment adviser with the SEC under the Advisers Act. The Investment Adviser serves as the investment adviser to the Company and manages other middle-market investment strategies for affiliated entities such as TIAA, as well as for private funds and accounts. All investment decisions for the Company require the unanimous approval of the Investment Adviser’s investment committee.
Investment Criteria
The Investment Adviser has identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies in the Company’s portfolio. However, not all of these criteria and guidelines will be met in connection with each of the Company’s investments. The Company’s target portfolio companies will typically exhibit some or all of the following characteristics:
•EBITDA of $10 million to $200 million;
•significant cash equity capitalization supported by a private equity sponsor;
•sustainable leading positions in their respective markets;
•scalable revenues and operating cash flow;

•experienced management teams with successful histories and the ability to successfully operate in a leveraged environment and to adapt to challenging economic or business conditions;
•strong recurring revenue or “re-occurring” revenue, with good visibility of backlog and revenue;
•stable, predictable cash flows with low technology and market risks;
•diversified product offering and customer base;
•low capital expenditure requirements;
•a North American base of operations;
•strong customer relationships;
•products, services or distribution channels having distinctive competitive advantages; and
•a defensible niche strategy or other barriers to entry.
While the Investment Adviser believes that the criteria listed above is important in identifying and investing in prospective portfolio investments, not all of these criteria necessarily will be met by each prospective portfolio company. In addition, subject to its Charter and the bylaws, the Company may change its investment objective and/or investment criteria over time without notice to or consent from its Shareholders, subject to the limitations under the 1940 Act.
Summary of Key Attributes of the Company’s Middle Market Senior Loans
The Investment Adviser believes that the Company’s investments in first-lien senior secured debt and unitranche loans (other than last-out positions in unitranche loans) (collectively, “Senior Loans”) of middle market corporate borrowers have attributes that offer attractive risk/reward characteristics, including:
•compelling economic and market fundamentals that support the need for Senior Loan capital and improved competitive dynamics for non-traditional lenders;
•“buy-and-hold” investments that emphasize a high-touch relationship alignment with sponsors and the lending club;
•floating-rate loans that provide protection against increases in interest rates, with middle market loans typically containing floating rate floors in the event a lower interest rate environment returns;
•small lending groups to facilitate more effective restructurings when necessary;
•higher proportion of sponsor equity (typically 40% or greater) and increased likelihood of sponsors supporting troubled situations, with additional equity as compared to the broadly syndicated loan market;
•attractive yield premiums relative to public market credit and broadly syndicated debt strategies;
•strong return potential relative to risk profile;
•significant downside protection due to capital structure seniority, tighter structures than publicly traded loan investments in the broadly syndicated market (in the form of covenants), private equity sponsor backing, and deep due diligence; and
•favorable supply/demand dynamics with strong sponsor relationships and high-hold capacities providing a steady flow of attractive opportunities for well-positioned lenders.

The Company’s Investment Structure
The Company will target debt investments that will yield current income that can support distributions to its shareholders. The Company’s debt investments will typically be structured with the maximum seniority and collateral that the Company can reasonably obtain while seeking to achieve its total return target. The terms of the Company’s debt investments will be tailored to the facts and circumstances of the transaction and prospective portfolio company and structured to protect the Company’s rights and manage its risk while creating incentives for the portfolio company to achieve its business plan. The cash interest that the Company collects on its debt investments provides a substantial source of return.
First-Lien Senior Secured Loans. The Company will typically obtain collateral from portfolio companies in support of the repayment of such loans. This collateral will take the form of first-priority liens on substantially all of the borrower’s assets, including the equity interests of its domestic subsidiaries. The Company’s first-lien senior secured loans may provide for loan amortization in the early years of a loan, with the majority of the amortization deferred until loan maturity, with the expectation, and a contractual requirement of an excess cash flow sweep, that the borrower will often pre-pay the loan from cash flows in excess of the scheduled amortization. First-lien senior secured loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.
Unitranche Loans. In connection with the Company’s investments in unitranche loans, it is expected that it will obtain security interests in substantially all of the assets of these portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral will take the form of first-priority liens on substantially all of the borrower’s assets, including the equity interests of its domestic subsidiaries. Unitranche loans typically provide for loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity, with a contractual requirement for excess cash flow sweeps, which reduce the average life of the loan. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. The Company’s investments in unitranche loans may be in participations across the entire loan or through an agreement among lenders in participations in first-out term loans.
When the Company makes a debt investment, it may be granted equity in the portfolio company in the same class of security as the sponsor receives upon funding.
Borrowings
From time to time, and subject to the applicable limitations under Section 18 of the 1940 Act, the Company may also enter into revolving credit facilities, bridge financing commitments, delayed draw commitments or other commitments which can result in providing future financing to a Portfolio Company. For example, on September 9, 2021, the Company entered into the Subscription Facility between the Company and Wells Fargo, as the administrative agent for certain secured parties, sole lead arranger, bookrunner, letter of credit issuer and the lender, which is structured as a revolving credit facility secured by the capital commitments of the Company’s subscribed investors and certain related assets.
The Subscription Facility will mature on December 19, 2023, if not further extended by that date, and has a maximum facility amount of up to $100 million, subject to availability under the Borrowing Base (as defined below and in the Subscription Agreement). The “Borrowing Base” is based upon the unfunded capital commitments of subscribed investors in the Company that have been approved by Wells Fargo and meet certain criteria (the “Included Investors” or the “Designated Investors”, as applicable). The advance rate for the Included Investors is 90% and for the Designated Investors is 65%. The Subscription Facility contains certain customary affirmative and negative covenants and events of default. The Subscription Facility bears interest at a rate of the SOFR plus 2.00% per annum with respect to SOFR rate loans or the Reference Rate (as defined in the Subscription Agreement) plus 2.00% per annum with respect to the Reference Rate loans. In that regard, upon the occurrence of certain triggering events, the Subscription Facility will bear interest at a rate determined by a Benchmark Replacement (as defined in the Subscription Agreement).

Investment Selection and Process
The Company utilizes the following four-phase investment process:
Origination. The Senior Loan Investment Team will source middle market investment opportunities through its network of relationships with private equity firms and other middle market lenders. The Senior Loan Investment Team believes that the strength and breadth of its relationships with numerous middle market private equity funds and overall deal sourcing capabilities should enable them to maximize deal flow, support a highly selective investment process, and afford the Company the opportunity to establish favorable portfolio diversification.
Credit Evaluation. The Senior Loan Investment Team intends to utilize a systematic, consistent approach to credit evaluation, with a particular focus on an acceptable level of debt repayment and deleveraging under a “base case” set of projections (the “Base Case”), which reflects a more conservative estimate than the set of projections provided by a prospective portfolio company, which the Senior Loan Investment Team refers to as the “Management Case.” The key criteria that the Senior Loan Investment Team intends to consider include (i) strong and resilient underlying business fundamentals, (ii) a substantial equity cushion in the form of capital ranking junior in right of payment to the Company’s investment and (iii) a conclusion that the overall Base Case—and in most cases, a “downside case”—allows for adequate debt repayment and deleveraging. In evaluating a particular company, the Senior Loan Investment Team will put more emphasis on credit considerations (such as (i) debt repayment and deleveraging under a Base Case set of projections, (ii) the ability of the company to maintain a modest liquidity cushion under a Base Case set of projections, and (iii) the ability of the company to service its fixed charge obligations under a Base Case set of projections) than on profit potential and loan pricing. The Senior Loan Investment Team’s due diligence process for middle market credits will typically entail:
•a thorough review of historical and pro forma financial information;
•meetings and discussions with management;
•a review of loan documents and material contracts;
•third-party “quality of earnings” accounting due diligence;
•when appropriate, background checks on key managers;
•third-party research relating to the company’s business, industry, markets, products and services, customers and competitors;
•the commission of third-party analyses when appropriate;
•sensitivity of Management Case projections; and
•various cash flow analyses.
Execution. In executing transactions, the Senior Loan Investment Team will apply what it believes is a thorough, consistent approach to credit evaluation, and maintain discipline with respect to credit, pricing and structure to ensure the ultimate success of the financing. Upon completion of due diligence, the investment professionals working on a proposed portfolio investment will deliver a memorandum to the Investment Committee for approval. Once an investment has been approved by a unanimous vote of the Investment Committee, it will move through a series of steps, including an in-depth review of documentation by deal teams, negotiation of final documentation, including resolution of business points and the execution of original documents held in escrow. Upon completion of final documentation, a portfolio investment is funded after execution of a final closing memorandum.

Portfolio Company Monitoring. The Senior Loan Investment Team views active portfolio monitoring as a vital part of the investment process and further considers regular dialogue with company management and sponsors as well as detailed, internally generated monitoring reports to be critical to monitoring performance. The Senior Loan Investment Team will implement a monitoring template designed to reasonably ensure compliance with these standards. This template will be used as a tool by the Senior Loan Investment Team to assess investment performance relative to plan. As part of the monitoring process, the Senior Loan Investment Team has developed risk policies pursuant to which it will regularly assess the risk profile of each of the Company’s investments. The Senior Loan Investment Team will rate each investment based internal risk ratings.
Environmental, Social and Governance Policies
Churchill has established an ESG policy for its investment program. Churchill is focused on delivering attractive risk-adjusted returns to its clients, including the Company, while upholding the highest ethical standards, including certain ESG factors, throughout its origination, underwriting and portfolio management processes. Churchill’s ESG policy requires that it evaluate ESG-related risks that have the potential to damage a company’s operations and reputation, and perform an analysis of the issuer’s operating history to determine whether such risks are managed to minimize defaults that could give rise to investment losses. Pursuant to the ESG policy, Churchill’s investment teams apply a set of criteria against each investment opportunity through the use of an ESG rating template, the output of which is included in the materials presented to and reviewed by the applicable investment committee underwriting the investment opportunity. The ESG rating template used by Churchill requires an assessment of the materiality of ESG-related risks, review of ‘high-risk’ business activities that may violate applicable underwriting standards, and a management assessment. Using a proprietary ESG methodology, the template rates individual issuers based on its perceived management of ESG risk relative to peers. Post-investment, the ESG policy requires the relevant investment teams to conduct reviews with company management to discuss any ESG-related issues that have arisen. Any such issues are discussed and considered by the Churchill investment teams during periodic portfolio review meetings in order to perform an ongoing risk assessment.
Churchill’s ESG policy is updated as needed to reflect changing practices and industry standards. The consideration of ESG factors as part of Churchill’s underwriting and portfolio management process, however, does not mean that the Company will pursue a specific ESG investment strategy or that a portfolio company will be selected solely on the basis of ESG factors. Churchill may make investment decisions for the Company other than on the basis of ESG considerations.
Brokerage Allocation and Other Practices
The Investment Adviser will generally acquire and dispose of investments in privately negotiated transactions; as a result, it will infrequently use brokers in the normal course of business. Although these transactions will not involve brokers or brokerage commissions, assignment fees are often charged by an administrative agent for particular loans. Fees may be payable when buying and selling loans. The Investment Adviser may buy or sell securities directly from or to a dealer acting as principal at prices that include markups or markdowns.
For the year ended December 31, 2022, the Company paid $0 in brokerage commissions.
Valuation of Portfolio Investments
The Company’s investments are valued in accordance with the fair value principles established by Financial Accounting Standards Board ("FASB") Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurement (“ASC Topic 820”) and in accordance with the 1940 Act. ASC Topic 820’s definition of fair value focuses on the amount that would be received to sell the asset or paid to transfer the liability in the principal or most advantageous market, and prioritizes the use of market-based inputs (observable) over entity-specific inputs (unobservable) within a measurement of fair value. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as determined in good faith by the Board. Because the Company expects that there typically will not be a readily available market price for its target portfolio investments, the Company expects the value of most of its portfolio investments will be the fair value as determined by the Board in good faith, consistent with a documented valuation policy and consistently applied valuation process.

In making these determinations, the Board will receive input from management and the Audit Committee.
The Board makes fair value determinations on a quarterly basis and in such other instances when a decision regarding the fair value of the portfolio investments is required. With respect to investments for which market quotations are not readily available, the Board or an independent third-party valuation firm engaged by the Board, will take into account relevant factors in determining the fair value of the Company’s investments, including and in combination of: credit ratings/risk, the portfolio company's current and projected earnings, current and expected leverage, ability to make interest and principal payments, the estimated remaining life of the investment, liquidity, compliance with applicable loan covenants, price to earnings (or other financial) ratios of the portfolio company and other comparable companies, current market yields and interest rate spreads of similar securities as of the measurement date. Other factors taken into account include changes in the interest rate environment and the credit markets, generally, that may affect the price at which similar investments would trade. The Board may also base its valuation on recent investments and securities with similar structure and risk characteristics. The Investment Adviser obtains market data from its ongoing investment purchase efforts, in addition to specific transactions that close and are announced in industry publications. External information may include (but is not limited to) observable market data derived from the U.S. loan and equity markets. In compiling market data, the Investment Adviser may utilize third-party data as an indicator of current market conditions.
ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings, and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:
•Level 1 - Valuations are based on unadjusted, quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.
•Level 2 - Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.
Active, publicly traded instruments are classified as Level 1 and their values are generally based on quoted market prices, even if the market’s normal daily trading volume is not sufficient to absorb the quantity held and placing orders to sell the position in a single transaction might affect the quoted price.
Fair value is generally determined as the price that would be received for an investment in a current sale, which assumes an orderly market is available for the market participants at the measurement date. If available, the fair value of investments is based on directly observable market prices or on market data derived from comparable assets. The Company’s valuation policy considers the fact that no ready market may exist for many of the securities in which it invests and that fair value for its investments must be determined using unobservable inputs.

With respect to investments for which market quotations are not readily available (Level 3), the Board undertakes a multi-step valuation process each quarter, as follows:
i.the quarterly valuation process will begin with each Portfolio Company or Investment being initially valued by the professionals of the applicable investment team that are responsible for the Portfolio Investment or an independent third-party valuation firm;
ii.preliminary valuation conclusions are documented and approved by the applicable investment team’s investment committee;
iii.to the extent that an independent third-party valuation firm has not been engaged by, or on behalf of, the Company to value 100% of the portfolio, then at a minimum, an independent third-party valuation firm will be engaged by, or on behalf of, the Company will provide positive assurance of the portfolio each quarter (such that each investment is reviewed by a third-party valuation firm at least once on a rolling 12-month basis), including a review of management’s preliminary valuation and recommendation of fair value;
iv.the Audit Committee reviews the valuations approved by the applicable investment team’s investment committee and, where appropriate, the independent valuation firm(s), and recommends those values to the Board; and
v.the Board discusses the valuations and determines the fair value of each investment in the portfolio in good faith, based on the input of the applicable Investment Team or the respective independent valuation firm(s) and, where appropriate, the Audit Committee.
The value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that ultimately might be realized upon sale. Due to the inherent uncertainty of valuation, the estimated fair value of an investment may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.
In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices. New Rule 2a-5 under the 1940 Act (“Rule 2a-5”) establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must determine the fair value of a security. The SEC also adopted new Rule 31a-4 under the 1940 Act (“Rule 31a-4”), which provides the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of the board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, and have a compliance date of September 8, 2022. As of the date of this report, the Board has not designated the Investment Adviser to perform fair value determinations consistent with Rule 2a-5. The Company has adopted certain revisions to its valuation policies and procedures in order to comply with the applicable requirements of Rule 2a-5 and Rule 31a-4.

Fundamental Policies
The Company’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Company (the “Shares”), are listed below. “Majority of the outstanding voting securities of the Company” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) of more than 50% of the outstanding Shares, whichever is less. The Company may not:
•Borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Company’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Company may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.
•Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Company’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Company’s total assets).
•Underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities. The Company may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).
•Invest 25% or more of the market value of the Company’s total assets in the securities of companies or entities engaged in any one industry or group of industries. This limitation does not apply to investments in the securities of the U.S. Government, its agencies or instrumentalities.
•Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Company may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.
•Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Company’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan.
•Purchase or sell real estate or interests in real estate in amounts that would impact the Company’s ability to qualify as an “investment company” under the 1940 Act. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Company from investing in securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
If a restriction on the Company’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Company assets invested in certain securities or other instruments, or change in average duration of the Company’s investment portfolio, resulting from changes in the value of the Company’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Fundamental Policies
As noted in the Company’s fundamental policy above, the Company will not invest 25% or more of the market value of the Company’s total assets in the securities of companies or entities engaged in any one industry or group of industries. The Company will determine industries or groups of industries by reference to the S&P Global industry classification as it may be amended from time to time.
Principal Risks
Valuation Risk
We have invested, and plan to continue to invest, primarily in illiquid debt and equity securities of private companies. Most of our investments do not have a readily available market price, and we value these investments at fair value as determined in good faith by our Board, based on, among other things, the input of the Adviser, our Audit Committee and independent third-party valuation firms engaged at the direction of our Board, and in accordance with our valuation policy. There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize amounts that are different from the amounts presented and such differences could be material.
Interest Rate Risk
We are subject to interest rate risk. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing internals between our assets and liabilities and the effect that interest rates may have on our cash flows. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. Our net investment income is also affected by fluctuations in various interest rates, including the decommissioning of LIBOR and changes in alternate rates and prime rates, to the extent our debt investments include floating interest rates. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.
Since March 2022, the Federal Reserve has been rapidly raising interest rates and has indicated that it would consider additional rate hikes in response to ongoing inflation concerns. In a rising interest rate environment, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by our investment portfolio. It is possible that the Federal Reserve's tightening cycle could result the United States into a recession, which would likely decrease interest rates. A prolonged reduction in interest rates will reduce our gross investment income and could result in a decrease in our net investment income if such decreases in base rates, such LIBOR and SOFR, are not offset by corresponding increases in the spread over such base rate that we earn on any portfolio investments, a decrease in our operating expenses, or a decrease in the interest rate associated with our borrowings.
As of December 31, 2022 on a fair value basis, 100.00% of our debt investments bear interest at a floating rate. As of December 31, 2022, 100% of our floating rate debt investments are subject to interest rate floors. Additionally our Subscription Facility bears interest at a rate of SOFR plus 2.00% per annum. The Company also pays an unused commitment fee of 0.25% per annum.

The following table estimates the potential changes in net cash flow generated from interest income and expenses, should interest rates increase by 100, 200 or 300 basis points, or decrease by 25 basis points. Interest income is calculated as revenue from interest generated from our portfolio of investments held on December 31, 2022. Interest expense is calculated based on the terms of the Subscription Facility, using the outstanding balance as of December 31, 2022. Interest expense on the Subscription Facility is calculated using the interest rate as of December 31, 2022, adjusted for the impact of hypothetical changes in rates, as shown below. The base interest rate case assumes the rates on our portfolio investments remain unchanged from the actual effective interest rates as of December 31, 2022. These hypothetical calculations are based on a model of the investments in our portfolio, held as of December 31, 2022, and are only adjusted for assumed changes in the underlying base interest rates.
Actual results could differ significantly from those estimated in the table (dollars amounts in thousands).

Basis Point Change	Interest Income	Interest Expense	Net Income
-25 Basis Points	(811)	(28)	(783)
Base Interest Rate	—	—	—
+100 Basis Points	3,244	110	3,134
+200 Basis Points	6,487	220	6,267
+300 Basis Points	9,731	330	9,401
Risks Related to the General Economy
Many of our portfolio companies will be susceptible to economic slowdowns or recessions, including as a result of, among other things, the COVID-19 pandemic, elevated levels of inflation, and a rising interest rate environment, and may be unable to repay our loans during these periods. Therefore, any non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments and could lead to financial losses in our portfolio and a corresponding decrease in revenues, net income and assets.

Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. It is possible that we could become subject to a lender liability claim, including as a result of actions taken if we or Churchill renders significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we or Churchill provided managerial assistance to that portfolio company or otherwise exercise control over it, a bankruptcy court might re-characterize our debt as a form of equity and subordinate all or a portion of our claim to claims of other creditors.

Tax Information
For tax purposes, distributions to shareholders during the year ended December 31, 2022 were approximately $13.5 million.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of NC SLF Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from NC SLF Inc., and its terms apply both to our current shareholders and to former shareholders as well.

In order to provide investors with individualized service, the Company collects certain nonpublic personal information about potential and current investors from information they provide on their subscription agreement or other forms (such as their address and social security number), as well as information about their account transactions with the Company (such as purchases of shares and account balances). The Company may also collect such information through account inquiries by mail, email, telephone, or web site.
The Company does not disclose any nonpublic personal information about potential investors or Shareholders to anyone, except as permitted by law. Specifically, so that the Company, the Investment Adviser and their affiliates may continue to offer services that best meet potential investors’ or shareholders’ investing needs, the Company may disclose the information it collects, as described above, to companies that perform administrative or marketing services on behalf of the Company, such as transfer agents, or printers and mailers that assist the Company in the distribution of investor materials. These companies will use this information only for the services for which they have been hired, and are not permitted to use or share this information for any other purpose.

The Company will continue to adhere to the privacy policies and practices described in this notice if you no longer hold shares of the Company.

The Company and the Investment Adviser maintain internal security procedures to restrict access to personal and account information to those officers and employees who need to know that information to service investors’ account. The Company maintains physical, electronic and procedural safeguards to protect nonpublic personal information.

Item 2. Code of Ethics.
The Company and the Investment Adviser are each subject to a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions by the Company’s officers and the Investment Adviser’s employees. The Company also has adopted a separate code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions by the Company’s independent directors. Individuals subject to these codes are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with such code’s requirements. You may obtain copies of these codes of ethics on the EDGAR database on the SEC’s website at www.sec.gov, by e-mailing the Investment Adviser at investor.relations@churchillam.com, or by writing to the Investment Adviser at Investor Relations c/o Churchill Asset Management, 430 Park Avenue, 14th Floor, New York, NY 10022.
Item 3.    Audit Committee Financial Expert.
The Board has determined that the Company has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Ritchie serves as the chairman of the Audit Committee, and the Board has determined that each of David Kirchheimer and James Ritchie qualifies as an audit committee financial expert. Each of Messrs. Kirchheimer and Ritchie is “independent” within the meaning of that term in Form N-CSR.
Item 4.    Principal Accountant Fees and Services.
(a)    Audit Fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP (“PwC”), the Company’s independent public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2022 and 2021 were $204,700 and $210,000, respectively.
(b)    Audit-Related Fees. No such fees were billed during the last two fiscal years for audit-related services provided by PwC.
(c)     Tax Fees. The aggregate fees billed for professional services by PwC for tax compliance and tax advice in the fiscal years ended December 31, 2022 and 2021 were $63,650 and $70,450, respectively.
(d)    All Other Fees. No such fees were billed during the last two fiscal years for products and services
(e)(1) The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.
(e)(2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2022 and 2021 were $63,650 and $70,450, respectively.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5.    Audit Committee of Listed Registrant.
Not applicable.
Item 6.    Investments.
Please see the schedule of investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.
Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Company to the Investment Adviser, and has directed the Investment Adviser to vote proxies relating to portfolio securities held by the Company consistent with the duties and procedures set forth in the Investment Adviser’s policies and procedures. The Investment Adviser will abstain from voting only in unusual circumstances and where there is a compelling reason to do so (and in all cases subject to any obligations it has under applicable law). The Investment Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth in such policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Company.
The Investment Adviser acts as a fiduciary of the Company and must vote proxies in a manner consistent with the best interests of the Company and its shareholders. In discharging this fiduciary duty, the Investment Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.
Any actual or potential conflicts of interest between the Company and the Investment Adviser arising from the proxy voting process will be addressed by the application of the Investment Adviser’s proxy voting procedures. In the event the Investment Adviser determines that a conflict of interest cannot be resolved under the Investment Adviser’s proxy voting procedures, the Investment Adviser is responsible for notifying the Board or the Audit Committee of such irreconcilable conflict of interest and assisting the Board or the Audit Committee with any actions it determines are necessary.
Proxy Policies
The Investment Adviser will vote all proxies relating to our portfolio securities in the best interest of our shareholders. The Investment Adviser reviews on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by the Company. Although the Investment Adviser will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, Churchill may vote for such a proposal if there exist compelling long-term reasons to do so. The Investment Adviser will abstain from voting only in unusual circumstances and where there is a compelling reason to do so. The Investment Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth in its policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Company.

The Investment Adviser’s proxy voting decisions are made by members of the applicable investment team who are responsible for monitoring each of our investments. Any actual or potential conflicts of interest between the Company and the Investment Adviser arising from the proxy voting process will be addressed by the application of the Investment Adviser’s proxy voting procedures. In the event the Investment Adviser determines that a conflict of interest cannot be resolved under the Investment Adviser’s proxy voting procedures, the Investment Adviser will be responsible for notifying the Board or the audit committee of the Board of such irreconcilable conflict of interest and assisting the Board or the Audit Committee of the Board with any actions it determines are necessary.

Proxy Voting Records

You may obtain, without charge, information regarding how the Investment Adviser voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: NC SLF Inc., 430 Park Avenue, 14th Floor, New York, NY 10022, Attention: Chief Compliance Officer, Thomas Grenville or by emailing our investor relations team at Investor.relations@churchillam.com.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.
Investment Committee
All investment decisions for the Company require the unanimous approval of the members of the Investment Committee, which is currently comprised of Ken Kencel, Randy Schwimmer, Christopher Cox, Mathew Linett and Shai Vichness. The Investment Committee may be advised by certain senior investment professionals of the dedicated to senior loan investment opportunities (the “Senior Loan Investment Team”) from time to time. The Investment Committee will draw upon the experience of the Senior Loan Investment Team to source and evaluate investments. The members of the Senior Loan Investment Team have on average nearly 30 years of industry experience and have focused expertise in originating, underwriting, and monitoring middle market investments. In addition, many of the members of the Senior Loan Investment Team have held senior management and other positions at a number of leading middle market firms and have existing relationships with many of the active participants in the middle market.

Investment Committee Members

Ken Kencel, President and Chief Executive Officer, Churchill Asset Management LLC

Kenneth J. Kencel serves as President and Chief Executive Officer of the Company and as President and Chief Executive Officer of the Investment Adviser. Throughout his career in the investment industry, he has accrued a broad range of experience in leading middle market businesses. Previously, Mr. Kencel served as president and a director of Carlyle Secured Lending, Inc., formerly known as TCG BDC, Inc. and Carlyle GMS Finance (Carlyle’s publicly traded BDC). Prior to that, he founded and was president and CEO of Churchill Financial, served as head of leveraged finance for Royal Bank of Canada, and was head of Indosuez Capital, a leading middle market merchant banking and asset management business. Mr. Kencel also helped to found the high yield finance business at both Chase Securities (now JP Morgan) and SBC Warburg (now UBS). Mr. Kencel graduated with a B.S., magna cum laude, in Business Administration from Georgetown University and a J.D. from Northwestern University School of Law. He serves on the Pension Investment Advisory Committee for the Archdiocese of New York, the Board of Trustees of Canisius High School and the Advisory Board of Teach for America (Connecticut). Mr. Kencel is a guest lecturer at Boston University Questrom School of Business and a former member of the Board of Advisors and Adjunct Professor at the McDonough School of Business at Georgetown University.

Randy Schwimmer, Senior Managing Director, Co-Head of Senior Lending, Churchill Asset Management LLC

Durant D. (“Randy”) Schwimmer serves on the Investment Committee and supervises origination and capital markets for the Senior Loan Investment Team. He is widely credited with developing loan syndications for middle market companies. Mr. Schwimmer brings 30 years of experience in middle market finance to the Investment Adviser, having served as a Senior Managing Director and Head of Capital Markets & Indirect Origination at Churchill Financial. In those positions, he took responsibility for all loan capital markets activities and for managing the firm’s indirect origination platform. Before then, Mr. Schwimmer worked as Managing Director and Head of Leveraged Finance Syndication for BNP Paribas. He spent 15 years at JP Morgan Chase in Corporate Banking and Loan Syndications, where he originated, structured, and syndicated leveraged loans. Mr. Schwimmer graduated from Trinity College with a cum laude B.A. He earned his M.A. from the University of Chicago.

Christopher Cox, Senior Managing Director & Chief Risk Officer, Churchill Asset Management LLC

Christopher Cox serves on the Investment Committee and as Chief Risk Officer of Churchill. Previously, he was a principal of Carlyle Secured Lending, Inc., formerly known as TCG BDC, Inc. and Carlyle GMS Finance (Carlyle’s publicly traded BDC) and was a managing director and Chief Risk Officer for Churchill Financial, which he joined in 2006. In this role, he was responsible for overseeing the company’s risk management infrastructure, including all risk management process and policies. Prior to this, Mr. Cox was a senior vice president at GE Commercial Finance (a division of GE Capital) from 1997 to 2006, where he held various risk management roles within the corporate lending group, focusing on middle market transactions. Mr. Cox also worked at Gibbs & Cox, Inc. in New York, NY. Mr. Cox received his B.S. in civil engineering from Tufts University and his MBA from Fordham University.

Mathew Linett, Senior Managing Director, Co-Head of Senior Lending, Churchill Asset Management LLC

Mathew Linett serves on the Investment Committee and serves as Senior Managing Director, Head of Underwriting for the Senior Loan Investment Team of the Investment Adviser. He brings approximately 25 years of leveraged finance experience with a strong emphasis on the middle market. He has invested at all levels of the capital structure including senior secured loans, public and private mezzanine debt, as well as private equity co-investments. In addition, he has significant distressed debt experience both as an investor in the secondary market as well as through direct workouts of middle market loans. Previously, he was a Credit Portfolio Manager at Loeb King Capital and Havens Advisors, a Senior Vice President at Jefferies & Co., as well as a Vice President at Indosuez Capital, a middle market merchant banking and asset management business. Mr. Linett and Mr. Kencel worked closely together at Indosuez Capital. Mr. Linett graduated cum laude from the University of Pennsylvania’s dual degree program with a B.S. in economics from the Wharton School and a B.A. (honors) in international relations from the College of Arts and Sciences.

Shai Vichness, Senior Managing Director and Chief Financial Officer, Churchill Asset Management LLC

Shai Vichness serves on the Investment Committee and serves as Chief Financial Officer and Treasurer of the Company and as a Senior Managing Director and the Chief Financial Officer of the Investment Adviser. Previously, as Managing Director and Head of Senior Leveraged Lending for Nuveen, Mr. Vichness was responsible for initiating Nuveen’s investment program in middle market senior loans and was directly involved in the launch of the Investment Adviser as an affiliate in 2015. Since the launch of the Investment Adviser, Mr. Vichness has been a member of the Investment Committee and has been actively engaged in the management of the firm, including the development of its infrastructure and operations. Mr. Vichness joined Nuveen in 2005 and has spent his entire career in the private debt markets, with a significant amount of time spent in the firm’s workout and restructuring department. Mr. Vichness holds a BBA from Baruch College, CUNY and is a CFA charterholder.

Other Senior Investment Professionals of the Investment Adviser

David Heilbrunn, Senior Managing Director, Head of Product Development & Capital Raising, Churchill Asset Management LLC

David A. Heilbrunn serves on the Investment Committee and leads product development and capital raising for the Investment Adviser, focusing on strategic initiatives, structuring new products and developing important institutional client relationships. He is also responsible for optimizing the firm’s various financing arrangements and supervises the Investment Adviser’s CLO platform. Prior to joining in 2017, Mr. Heilbrunn held senior roles at several firms, including managing director of Fifth Street Asset Management; managing director of The Carlyle Group; senior managing director and Head of Corporate Strategy & Development for Churchill Financial; and managing director and CDO Group Head for Bear Stearns & Co. and JP Morgan. Mr. Heilbrunn received an M.B.A., with Distinction, from the Ross School of Business at the University of Michigan and a B.S. in accounting, magna cum laude, from The State University of New York at Albany in 1987.

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Company also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2022: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Kenneth Kencel

Type of Account	Number of Accounts	Assets of Accounts ($ in million)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	—	—	—	—
Other pooled investment vehicles:(1)	37	$12,302	32	$11,922
Other accounts	13	$20,913	5	$1,681

Randy Schwimmer

Type of Account	Number of Accounts	Assets of Accounts ($ in million)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	—	—	—	—
Other pooled investment vehicles:(1)	18	$8,737	14	$8,533
Other accounts	7	$7,620	5	$1,681

Christopher Cox

Type of Account	Number of Accounts	Assets of Accounts ($ in million)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	—	—	—	—
Other pooled investment vehicles:(1)	18	$8,737	14	$8,533
Other accounts	7	$7,620	5	$1,681
Matthew Linett

Type of Account	Number of Accounts	Assets of Accounts ($ in million)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee $ in millions)
Registered investment companies	—	—	—	—
Other pooled investment vehicles:(1)	18	$8,737	14	$8,533
Other accounts	7	$7,620	5	$1,681

Shai Vichness

Type of Account	Number of Accounts	Assets of Accounts ($ in million)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	—	—	—	—
Other pooled investment vehicles:(1)	18	$8,737	14	$8,533
Other accounts	7	$7,620	5	$1,681
__________________
(1)Includes investment companies that have elected to be regulated as BDCs under the 1940 Act.

Compensation of Investment Committee Members

The compensation of the Investment Committee members generally consists of base salary and a discretionary performance-based bonus, combined with a direct share of any -performance fees generated by private client accounts managed by Churchill that are subject to performance-based fees. In addition, each of the Investment Committee members owns a minority interest in Churchill itself (while the majority and controlling interest is owned by Churchill’s ultimate parent entity, TIAA). The performance-based bonus portion of the compensation is determined by the overall performance of Churchill and of its client accounts, as well as other qualitative factors. These qualitative factors include, but are not limited to, collaboration across functional areas, ethical behavior, and volume and quality of work product. Performance assessments are based on the overall performance of the employee relative to all funds, accounts and companies managed by Churchill.

Dollar Range of Equity Securities Beneficially Owned by Investment Committee Members

The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Company that were beneficially owned by each member of the Investment Committee as of December 31, 2022, stated as one of the following dollar ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or Over $100,000.

Dollar Range of Equity Securities in the Company (1)
Kenneth Kencel	None
Randy Schwimmer	None
Christopher Cox	None
Mathew Linett	None
Shai Vichness	None
__________________
(1)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.    Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11.    Controls and Procedures.
a.Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
b.There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.
Item 13.    Exhibits.
(a)(1) The Code of Ethics of the Fund is filed herewith.

(a)(2) Certifications of principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NC SLF Inc.

By:	/s/ Kenneth Kencel
Name: Kenneth Kencel
Title: President and Chief Executive Officer
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth Kencel
Name: Kenneth Kencel
Title: President and Chief Executive Officer

By:	/s/ Shai Vichness
Name: Shai Vichness
Title: Chief Financial Officer and Treasurer
Date: February 23, 2023